           As filed with the U.S. Securities and Exchange Commission
                              on November 1, 1995

                       Securities Act File No. 33-47880
                   Investment Company Act File No. 811-6670

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                          Pre-Effective Amendment No.                      [ ]

                        Post-Effective Amendment No. 5                     [x]

                                    and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                    OF 1940                                [x]

                                Amendment No. 6                            [x]
                       (Check appropriate box or boxes)

                   Warburg, Pincus Institutional Fund, Inc.
                  . . . . . . . . . . . . . . . . . . . . . .
              (Exact Name of Registrant as Specified in Charter)

    466 Lexington Avenue
    New York, New York                                10017-3147
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600

                              Mr. Eugene P. Grace
                   Warburg, Pincus Institutional Fund, Inc.
                             466 Lexington Avenue
                         New York, New York 10017-3147
                  . . . . . . . . . . .  . . . . . . . . . .
                    (Name and Address of Agent for Service)

                                   Copy to:
                            Rose F. DiMartino, Esq.
                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                        New York, New York  10022-4677

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on [date] pursuant to paragraph (b)

     [X]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on [date] pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on [date] pursuant to paragraph (a)(2)
          of Rule 485.

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      __________________________________



                      DECLARATION PURSUANT TO RULE 24f-2

          Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended, pursuant to Section
(a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended, and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended on October 31, 1995 will be filed on or about December 29, 1995.

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.

                                   FORM N-1A

                             CROSS REFERENCE SHEET


Part A
Item No.                                      Prospectus Heading
--------                                      ------------------

1.   Cover Page . . . . . . . . . . . .               Cover Page

2.   Synopsis . . . . . . . . . . . . .      The Fund's Expenses

3.   Condensed Financial Information  .     Financial Highlights

4.   General Description of
       Registrant . . . . . . . . . . .              Cover Page;
                                           Investment Objectives
                                                   and Policies;
                                     Special Risk Considerations
                              and Certain Investment Strategies;
                                          Investment Guidelines;
                                          Additional Information

5.   Management of the Fund . . . . . .   Management of the Fund

6.   Capital Stock and Other
       Securities . . . . . . . . . . .   Additional Information

7.   Purchase of Securities Being
       Offered  . . . . . . . . . . . .   How to Open an Account
                                                    in the Fund;
                                          How to Purchase Shares
                                              in the Portfolios;
                                         Management of the Fund;
                                                 Net Asset Value

8.   Redemption or Repurchase . . . . .
                                      How to Redeem and Exchange
                                        Shares in the Portfolios

9.   Pending Legal Proceedings  . . . .           Not applicable

 Part B                                           Statement of Additional
 Item No.                                         Information Heading
 --------                                         -----------------------

10.  Cover Page . . . . . . . . . . . .               Cover Page

11.  Table of Contents  . . . . . . . .                 Contents

12.  General Information and History. .   Management of the Fund

13.  Investment Objectives
       and Policies . . . . . . . . . .   Investment Objectives;
                                             Investment Policies

14.  Management of the Registrant . . .   Management of the Fund

15.  Control Persons and Principal
       Holders of Securities  . . . . .  Management of the Fund;
                                                   Miscellaneous
                                                See Prospectus--
                                        "Management of the Fund"

16.  Investment Advisory and
       Other Services . . . . . . . . .  Management of the Fund;
                                                See Prospectus--
                                        "Management of the Fund"

17.  Brokerage Allocation
       and Other Practices  . . . . . .   Investment Policies --
                                          Portfolio Transactions
                                                See Prospectus--
                                         "Portfolio Transactions
                                              and Turnover Rate"

18.  Capital Stock and Other
       Securities . . . . . . . . . . . Management of the Fund--
                                       Organization of the Fund;
                                     See Prospectus--"Additional
                                                    Information"

19.  Purchase, Redemption and Pricing
       of Securities Being Offered  . .  Additional Purchase and
                                         Redemption Information;
                                         See Prospectus--"How to
                                         Open an Account in the Fund,"
                                         "How to Purchase Shares in the
                                         Portfolios," "How to Redeem
                                         and Exchange Shares in the
                                         Portfolios," "Net Asset Value"

 Part B                                  Statement of Additional
 Item No.                                  Information Heading
 --------                                -----------------------


20.  Tax Status . . . . . . . . . . . .   Additional Information
                                               Concerning Taxes;
                                     See Prospectus--"Dividends,
                                        Distributions and Taxes"

21.  Underwriters . . . . . . . . . . .    Investment Policies--
                                           Portfolio Transactions;
                                           See Prospectus--
                                        "Management of the Fund"

22.  Calculation of Performance Data..          Determination of
                                                     Performance

23.  Financial Statements . . . . . . .    Report of Independent
                                             Auditors; Financial
                                                      Statements

Part C

          Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                    [Logo]

                                  PROSPECTUS


                               DECEMBER 29, 1995


                    WARBURG PINCUS INSTITUTIONAL FUND, INC.
                       [ ] INTERNATIONAL EQUITY PORTFOLIO
                       [ ] SMALL COMPANY GROWTH PORTFOLIO
                       [ ] GLOBAL FIXED INCOME PORTFOLIO

                 SUBJECT TO COMPLETION, DATED NOVEMBER 1, 1995


                              WARBURG PINCUS FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878


PROSPECTUS                                                     December 29, 1995



WARBURG, PINCUS INSTITUTIONAL FUND, INC. (the 'Fund') is an open-end management investment company that consists of three managed investment funds (the 'Portfolios'):


           INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of non-United States issuers.

           SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing primarily in equity securities of small-sized domestic companies.

           GLOBAL FIXED INCOME PORTFOLIO seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers.


ONLY SHARES OF THE INTERNATIONAL EQUITY PORTFOLIO ARE CURRENTLY BEING OFFERED. SHARES OF THE SMALL COMPANY GROWTH PORTFOLIO ARE EXPECTED TO BE OFFERED ON OR ABOUT JANUARY 1, 1996.

International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.' Investment in small companies, including emerging growth companies and companies in "specal situations," also entails special risks.

Shares of the International Equity and Global Fixed Income Portfolios are offered only to investors that make a minimum initial investment in the Portfolio of $3,000,000 or more, although the minimum investment for any group of related persons is an aggregate of $4,000,000. Shares of the Small Company Growth Portfolio will be offered only to investors that make a minimum initial investment in the Portfolio of $1,000,000. The Fund is designed for institutional investors although, in its discretion, the Fund may permit shares to be purchased by individuals, as well as institutions, who meet the minimum investment requirements.


This Prospectus briefly sets forth certain information about the Fund and the Portfolios that investors should know before investing. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the 'SEC') in a document entitled 'Statement of Additional Information,' which is available upon request and without charge by calling Warburg Pincus Funds at (800) 888-6878. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Funds at
(800) 888-6878. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------

THESE SECURITIES  HAVE  NOT  BEEN  APPROVED OR  DISAPPROVED  BY  THE  SECURITIES
  AND   EXCHANGE   COMMISSION   OR  ANY   STATE   SECURITIES   COMMISSION  NOR
     HAS  THE  COMMISSION  OR   ANY  STATE  SECURITIES  COMMISSION   PASSED
      UPON   THE   ACCURACY  OR   ADEQUACY   OF  THIS   PROSPECTUS.  ANY
               REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


INFORMATION CONTAINED HEREIN RELATING TO THE SMALL COMPANY GROWTH PORTFOLIO IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

THE FUND'S EXPENSES





                                                                       INTERNATIONAL    SMALL COMPANY    GLOBAL FIXED
                                                                          EQUITY           GROWTH           INCOME
                                                                         PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                       -------------    -------------    ------------
Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of
       offering price)..............................................          0                 0               0
Annual Portfolio Operating Expenses (as a percentage of average net assets)
     Management Fees................................................        .55%              .45%            .08%
     12b-1 Fees.....................................................          0                 0               0
     Other Expenses.................................................        .40%              .70%            .52%
                                                                            ---            ------           -----
     Total Portfolio Operating Expenses (after fee waivers)`D'......        .95%             1.15%            .60%
EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

 1 year.............................................................        $10               $12              $6
 3 years............................................................        $30               $37             $19
 5 years............................................................        $53              n.a.            n.a.
10 years............................................................       $117              n.a.            n.a.



`D' Warburg,   Pincus  Counsellors  Inc.,  the  Portfolios'  investment  adviser
    ('Warburg'), and, under certain circumstances, the Portfolios' co-administrator, had undertaken to waive fees payable to them until October 31, 1994 so that Total Portfolio Operating Expenses of the International Equity Portfolio and the Global Fixed Income Portfolio would not exceed the amounts set forth in the table above. Although these waivers have continued in the current fiscal year, there is no continuing obligation to do so. For the Small Company Growth Portfolio, Warburg has undertaken to limit Total Portfolio Operating Expenses through December
    31, 1996.



                               -------------------

     The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. In the case of the Small Company Growth Portfolio and the Global Fixed Income Portfolio, which had not commenced operations as of October 31, 1994, Other Expenses are based on estimated amounts for the fiscal period. Absent the waiver of fees payable to Warburg and the Portfolios' co-administrator, Management Fees for the International Equity Portfolio and the Global Fixed Income Portfolio would have equalled .80% and .65%, respectively, Other Expenses would have equalled .44% and .63%, respectively, and Total Portfolio Operating Expenses would have equalled 1.24% and 1.28%, respectively, of average net assets. In the absence of Warburg's undertaking to limit expenses of the Small Company Growth Portfolio, Management Fees would equal .90%, Other Expenses would equal .75% and Total Portfolio Operating Expenses would equal 1.65%. This example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. Moreover, while the table assumes a 5% annual return, a Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF THE INTERNATIONAL EQUITY PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD)`D'


     The following information for the fiscal years ended October 31, 1993 and October 31, 1994 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 12, 1994 appears in the Statement of Additional Information. The information for the period September 1, 1992 (commencement of operations) through October 31, 1992 has been audited by Ernst & Young LLP, whose report was unqualified. The information for the six months ended April 30, 1995 is unaudited. Further information about the performance of the International Equity Portfolio is contained in the Fund's annual report, dated October 31, 1994, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 888-6878.

                                                FOR THE SIX
                                                MONTHS ENDED
                                                 APRIL 30,
                                                    1995                       FOR THE YEAR ENDED OCTOBER 31,
                                                (UNAUDITED)                 1994                             1993
                                                ------------   ------------------------------   ------------------------------
Net Asset Value, Beginning of Period..........    $  16.34                $  13.49                         $   9.62
                                                ------------           -----------                      -----------
  Income from Investment Operations
  Net Investment Income.......................         .12                     .17                              .10
  Net Gains (Loss) from Securities and Foreign
     Currency Related Items (both realized and
     unrealized)..............................       (1.55)                   2.87                             3.87
                                                ------------           -----------                      -----------
  Total from Investment Operations............       (1.43)                   3.04                             3.97
                                                ------------           -----------                      -----------
  Less Distributions
  Dividends (from net investment income)......        (.18)                   (.07)                            (.10)
  Distributions (from capital gains)..........        (.57)                   (.12)                             .00
                                                ------------           -----------                      -----------
     Total Distributions......................        (.75)                   (.19)                            (.10)
                                                ------------           -----------                      -----------
Net Asset Value, End of Period................    $  14.16                $  16.34                         $  13.49
                                                ------------           -----------                      -----------
                                                ------------           -----------                      -----------
Total Return..................................      (17.10%)*                22.62%                           41.61%
Ratios/Supplemental Data
Net Assets, End of Period (000s)..............    $375,089                $331,297                         $109,280
Ratios to Average Daily Net Assets:
  Operating expenses..........................         .95%*                   .95%                             .95%
  Net investment income.......................        1.41%*                   .59%                             .75%
  Decrease reflected in above expense ratios
     due to waivers/reimbursements............         .25%*                   .29%                             .44%
Portfolio Turnover Rate.......................       25.43%*                 19.34%                           19.40%

                                                  FOR THE PERIOD
                                                 SEPTEMBER 1, 1992
                                                 (COMMENCEMENT OF
                                                OPERATIONS) THROUGH
                                                 OCTOBER 31, 1992
                                                -------------------
Net Asset Value, Beginning of Period..........        $ 10.00
                                                   ----------
  Income from Investment Operations
  Net Investment Income.......................            .02
  Net Gains (Loss) from Securities and Foreign
     Currency Related Items (both realized and
     unrealized)..............................           (.40)
                                                   ----------
  Total from Investment Operations............           (.38)
                                                   ----------
  Less Distributions
  Dividends (from net investment income)......            .00
  Distributions (from capital gains)..........            .00
                                                   ----------
     Total Distributions......................            .00
                                                   ----------
Net Asset Value, End of Period................        $  9.62
                                                   ----------
                                                   ----------
Total Return..................................         (20.69%)*
Ratios/Supplemental Data
Net Assets, End of Period (000s)..............        $18,613
Ratios to Average Daily Net Assets:
  Operating expenses..........................            .95%*
  Net investment income.......................           1.22%*
  Decrease reflected in above expense ratios
     due to waivers/reimbursements............            .85%*
Portfolio Turnover Rate.......................          50.16%

------------


`D' No financial  highlights  have been  presented  with respect  to  the  Small
    Company Growth Portfolio and the Global Fixed Income Portfolio, which had not commenced operations as of April 30, 1995. The audited statement of assets and liabilities of the Small Company Growth Portfolio as of August 8, 1995 and the Global Fixed Income Portfolio as of February 14, 1995 together with the reports of Coopers & Lybrand L.L.P., as well as the unaudited statement of assets and liabilities of the Global Fixed Income Portfolio as of July 31, 1995, appear in the Statement of Additional Information.


* Annualized.

INVESTMENT OBJECTIVES AND POLICIES


     Set forth below is a description of the investment objective and policies of each Portfolio. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval of the holders of a majority of the outstanding voting securities of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that a Portfolio will achieve its investment objective. See 'Special Risk Considerations and Certain Investment Strategies' for descriptions of certain types of investments the Portfolios may make.


INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio pursues its investment objective by investing, under normal market conditions, substantially all of its assets -- but no less than 65% of its total assets -- in common stocks and securities convertible into or exchangeable for common stocks of non-United States issuers.

     The Portfolio currently intends to spread investments among countries to reduce currency risk and, under normal market conditions, will invest in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of foreign countries. Management of the Portfolio anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country, such as Japan, which may involve special risks (described below). If it did, like any investor in Japan, the Portfolio would be subject to general economic and political conditions in Japan. The Japanese economy is heavily industrial and the manufacturing sector is export oriented; however, domestic demand is now growing in relative importance. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive.

     The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within international economies and markets through increased earning power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

     The Portfolio is a 'diversified' investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), which means that the Portfolio is limited by the 1940 Act, with respect to 75% of its total assets, from investing more than 5% of its total assets in the securities of any one issuer and from purchasing more than 10% of the voting securities of any one issuer.


     In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. When Warburg believes that a conservative or defensive posture is warranted, the Portfolio may invest temporarily without limit in equity and debt securities of U.S. issuers and money market obligations (described below).


SMALL COMPANY GROWTH PORTFOLIO. The Small Company Growth Portfolio's investment objective is capital growth. The Portfolio will pursue its investment objective by investing primarily in a portfolio of equity securities of small market capitalization domestic companies (i.e., companies having stock market capitalizations of $1 billion or less at the time of initial purchase, 'small companies'). The Portfolio intends to invest at least 90% of its total assets in common stocks or warrants of small companies that present attractive opportunities for capital growth and, under normal market conditions, will invest at least 65% of its total assets in such securities. The Portfolio is not required to dispose of securities of issuers whose market capitalizations grow to exceed $1 billion after acquisition by the Portfo-lio. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the domestic over-the-counter market, but may invest up to 20% of its assets in foreign securities. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics, and securities ratings generally will not be a factor in the selection process.


     The Portfolio may also invest in securities of emerging growth companies, which can be either small companies or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors.


     The Portfolio is classified as a 'non-diversified' investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Portfolio, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.

GLOBAL FIXED INCOME PORTFOLIO. The Global Fixed Income Portfolio's investment objective is to maximize total investment return consistent with prudent investment management while preserving capital. The Portfolio will seek to achieve its objective by investing, under normal market conditions, substantially all of its assets -- but no less than 65% of its total assets -- in bonds, debentures and notes of United States and foreign issuers, denominated in U.S. dollars or in other currencies or multi-currency units such as European Currency Units ('ECUs'). These debt obligations include obligations issued or guaranteed by the United States government or a foreign government, its agencies or instrumentalities, securities of supranational entities, Eurobonds and corporate bonds.


     Up to 5% of the Portfolio's net assets may be rated below investment grade at the time of the investment but not lower than 'B' by Standard & Poor's Ratings Group ('S&P') or Moody's Investors Service, Inc. ('Moody's'). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve large uncertainties or major risk exposures to adverse conditions. The Fund may have difficulty disposing of certain lower quality obligations because there may be a thin trading market for such securities. In addition, the market value of lower quality securities may be more volatile than that of higher quality securities.



     Warburg's approach to multicurrency fixed-income management is strategic and value-based. Warburg's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Portfolio's aim is to invest in bond markets that offer attractive real returns relative to inflation.



     Warburg invests largely in medium-term securities (i.e., those with a remaining maturity of between three and five years) and responds to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, Warburg responds to high levels of real interest rates through a lengthening in portfolio maturity. Accordingly, while the bulk of the Portfolio is expected to be invested in medium-term securities, Warburg is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide Warburg's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Portfolio seeks to invest in currencies currently undervalued based on purchasing power parity. Warburg's analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.



     The Portfolio will not invest 25% or more of its total assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions and, under normal market conditions, will invest in at least three countries, including the United States. When Warburg believes that a conservative or defensive posture is warranted, the Portfolio may invest temporarily without limit in securities denominated in U.S. dollars and securities of U.S. issuers.


     The Portfolio may invest in 'zero coupon securities.' Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. The values of zero coupon securities may be highly volatile as interest rates rise or fall.

     Like the Small Company Growth Portfolio, the Global Fixed Income Portfolio is classified as a 'non-diversified' investment company under the 1940 Act and, as such, may be subject to greater risk with respect to portfolio securities.

ADDITIONAL INVESTMENTS


MONEY MARKET INVESTMENTS. Each Portfolio may invest, under normal circumstances, in short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations, although each Portfolio intends to stay invested in securities satisfying its investment objective to the extent practical. In addition, on occasion, Warburg may deem it advisable to adopt a temporary defensive posture by investing without limit in money market obligations. These instruments consist of obligations of the U.S. government and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; commercial paper; and money market mutual funds that invest in the foregoing. A shareholder in the Portfolio would bear both its ratable share of that mutual fund's expenses, as well as the Portfolio's administration fees and other expenses with respect to assets so invested.

     Repurchase Agreements. The Portfolios may invest in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including accrued interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities.

U.S. GOVERNMENT SECURITIES. The U.S. government securities in which each Portfolio may invest include: direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities.

COMPARISON OF INVESTMENT FUND
MANAGED BY WARBURG WITH
GLOBAL FIXED INCOME PORTFOLIO



     Set forth below are certain performance data provided by Warburg relating to Warburg Pincus Global Fixed Income Fund (the 'Warburg Pincus Fund'), a registered open-end investment company managed by Warburg. The Global Fixed Income Portfolio has substantially the same investment objective and policies and will be managed using substantially the same investment strategies and techniques as the Warburg Pincus Fund. Investors should not rely on the following performance data as an indication of future performance of the Portfolio. As of November 30, 1995, the Warburg, Pincus Fund had net assets of approximately $ million and an overall expense ratio of %. The Warburg Pincus Fund has waived fees from time to time, which has resulted in higher performance figures than had such waivers not been in place. The Portfolio will have the same types of expenses as the Warburg Pincus Fund.


     The performance of two indexes for the same periods as shown for the Warburg Pincus Fund is also set forth. Unlike the Global Fixed Income Portfolio and the Warburg Pincus Fund, the indexes, which are unmanaged, do not reflect the payment of any expenses.


    WARBURG PINCUS FUND -- TOTAL RETURN FOR PERIODS ENDED NOVEMBER 30, 1995


                                      LIPPER
                                   GENERAL WORLD
                                    INCOME FUND    J.P. MORGAN
                        FUND         AVERAGE*      BOND INDEX**
                      ---------    -------------  --------------
One year.............          %`D'            %            %
From inception***
    annualized.......          %`D'            %            %
    aggregate........          %`D'            %            %

------------

  * The Lipper General World Income Fund Average is an unmanaged index of the average of funds that invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities or duration, or other income-producing securities.

 ** The J.P. Morgan Global Government Bond Index is an unmanaged market value-weighted index of approximately 160 international bonds of issuers in 12 countries that is compiled by J.P. Morgan and stated in U.S. dollars.

*** The Warburg Pincus Fund commenced investment operations on November 1, 1990.


  `D' Absent the waiver of fees payable to the Warburg Pincus Fund's  investment adviser and co-administrators, the average total return for the year ended November 30, 1995 was % and the annualized and aggregate total return for the approximately four-year period commencing November 1, 1990 (commencement of operations) and ended November 30, 1995 was % and
           %, respectively.


PORTFOLIO TRANSACTIONS AND
TURNOVER RATE


     A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it is to be in the best interests of the relevant Portfolio and will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. In addition, to the extent it is consistent with a Portfolio's investment objective, each Portfolio also may engage in short-term trading. This investment approach and the use of certain of the investment strategies described below may result in a high portfolio turnover rate for the Portfolios. It is not possible to predict the portfolio turnover rates for the Small Company Growth Portfolio and the Global Fixed Income Portfolio. However, the Small Company Growth Portfolio's annual turnover rate should not exceed 125%, and the Global Fixed Income Portfolio may experience portfolio turnover as high as 150% to 200%. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.


     All orders for transactions on behalf of the Portfolios are placed by Warburg with broker-dealers that it selects. In selecting brokers or dealers to execute portfolio transactions for each Portfolio, Warburg will seek the best overall terms available. In assessing the best overall terms available for any transaction, Warburg will consider the factors it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

SPECIAL RISK CONSIDERATIONS AND
CERTAIN INVESTMENT STRATEGIES

     In attempting to achieve its investment objective, a Portfolio may engage in one or more of the strategies set forth below. Detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.


CONVERTIBLE SECURITIES. Each Portfolio may invest in investment grade fixed income obligations convertible into equity securities at either a stated price or at a stated rate. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities. Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.



     As described above, up to 5% of the Global Fixed Income Portfolio's net assets may be rated below investment grade at the time of purchase. The Global Fixed Income Portfolio does not intend to retain in its portfolio the common stock received upon conversion of a convertible security and will sell it as promptly as it can and in a manner which it believes will reduce the risk to the Portfolio of loss in connection with the sale.



FOREIGN SECURITIES. The International Equity Portfolio and the Global Fixed Income Portfolio will invest substantially in foreign securities, and the Small Company Growth Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experi-
ence long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.


OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. and by the Code.



     Securities and Stock Index Options. Each Portfolio may write put and call options on stock and debt securities and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options; each Portfolio may also purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.



     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.



     Futures Contracts and Commodity Options. Each Portfolio may enter into futures contracts and purchase and write (sell) commodity options (options on futures contracts and on physical commodities), including, but not limited to, foreign currency, interest rate and stock index futures contracts and put and call options on these contracts. These contracts and options will be traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency, an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.



     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.



     Investments in commodity options involve a relatively high degree of risk. Prices of commodities can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, commodities can be affected by changes in inflation, investment speculation, changes in industrial, commercial and governmental demand and supply and any governmental restrictions on ownership. In addition, investments in options on physical commodities may involve higher custodial expenses.



     Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing or writing exchange-traded or OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.



     Hedging Considerations. Each Portfolio may engage in options, futures and currency transactions for, among other things, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.



     Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out an option or futures position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to a transaction.



     Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities, indexes and currencies; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or certain liquid high-grade debt securities or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


RULE 144A SECURITIES. A Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's 10% limitation (15% in the case of the Small Company Growth Portfolio) on the purchase of illiquid securities unless the Fund's Board of Directors (the 'Board') determines on an ongoing basis that an adequate trading market exists for the security.
Non-publicly traded securities (including Rule 144A Securities) may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

SHORT SALES AGAINST THE BOX. Each Portfolio may make short sales of its portfolio holdings if, at all times when a short position is open, the Portfolio owns the security sold short or owns debt securities convertible or exchangeable into the security sold short (i.e., short sales 'against the box'). Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. The extent to which a Portfolio may make short sales may be further limited by Code requirements for qualification as a regulated investment company.


WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Portfolio will establish a segregated account with its custodian consisting of cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.

LENDING PORTFOLIO SECURITIES. Each Portfolio is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Portfolio's securities may not exceed 33 1/3% of the Portfolio's net assets. A Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a 'finder.' The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.
INVESTMENT GUIDELINES


     Each Portfolio may invest up to 10% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; and (iii) time deposits maturing in more than seven calendar days. In addition, up to 5%
of a Portfolio's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its net assets may be invested in warrants. A Portfolio may borrow from banks for temporary or emergency purposes in an amount up to 30% of its total assets and may pledge its assets to the same extent in connection with these borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a
Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Although there is no intention of doing so during the coming year, the Small Company Growth Portfolio is authorized to engage in reverse repurchase agreements and dollar rolls. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that a Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND


INVESTMENT ADVISER. The Fund employs Warburg as investment adviser to each Portfolio. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for the Portfolios and places orders to purchase or sell securities on behalf of the Portfolios. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.



     For the services provided by Warburg, the Fund pays Warburg a fee at an annual rate equal to percentages of the relevant Portfolio's average net assets, as follows: International Equity Portfolio -- .80%, Small Company Growth Portfolio -- .90% and Global Fixed Income Portfolio -- .65%. Although, in the case of the International Equity and Small Company Growth Portfolios, these advisory fees are higher than those paid by most other investment companies, including money market and fixed income funds, Warburg believes that they are comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between the Fund and Warburg with respect to each Portfolio provides that Warburg will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information exceed the applicable state expense limitations. Warburg and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.



     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30,
1995,   Warburg  managed  approximately  $       billion  of  assets,  including
approximately  $      billion  of  assets  of  twenty  investment  companies  or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.



PORTFOLIO MANAGERS. The portfolio manager of the International Equity Portfolio is Richard H. King, who has been portfolio manager of the Portfolio since its inception. He has been a managing director of EMW since 1989, before which time he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London. Nicholas P.W. Horsely, Nicholas P. Edwards, Harold
W. Ehrlich and Vincent J. McBride have been associate portfolio managers of the International Equity Portfolio since joining Warburg. Mr. Horsely is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Edwards has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Ehrlich is a senior vice president of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. From 1989 to 1992 he was a portfolio manager/analyst at United Jersey Bank.



     The co-portfolio managers of the Small Company Growth Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a managing director of EMW and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of EMW and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.



     The portfolio manager of the Global Fixed Income Portfolio is Dale C. Christensen. Mr. Christensen is a managing director of EMW and has been associated with Warburg since 1989, before which time he was a senior vice president at Citibank, N.A.



CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, fur-
nishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.





     The Fund employs PFPC Inc., an indirect, wholly owned subsidiary of PNC Bank Corp. ('PFPC'), as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, the International Equity Portfolio and the Global Fixed Income Portfolio each pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, and the Small Company Growth Portfolio will pay PFPC a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


CUSTODIAN. Fiduciary Trust Company International ('Fiduciary') and PNC Bank, National Association ('PNC') serve as custodians of the International Equity and Global Fixed Income Portfolios' assets. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048. Like PFPC, PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101.

     PNC also serves as custodian of the Small Company Growth Portfolio's U.S. assets, and State Street Bank and Trust Company ('State Street') serves as international custodian of the Portfolio's non-U.S assets. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

TRANSFER AGENT. State Street serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


DISTRIBUTOR. Counsellors Securities Inc. ('Counsellors Securities') serves without compensation as distributor of the shares of each Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.



     Warburg or its affiliates may, at their own expense, provide promotional incentives to qualified recipients who support the sale of shares of the Fund. Qualified recipients are securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.



OTHER. Fund shares may be sold to or through institutions that will not be paid a distribution fee by the Fund pursuant to Rule 12b-1 under the 1940 Act for services to their clients or customers who may be deemed to be beneficial owners of Fund shares. These institutions may be paid a fee by the Fund for transfer agency, administrative or other services provided to their customers that invest in the Fund. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. Organizations that provide recordkeeping or other services to certain employee benefit plans and qualified and other retirement plans that include a Portfolio as an investment alterna-tive may also be paid a fee by the Fund for these services.



     Warburg, Counsellors Securities and Counsellors Service or any of their affiliates may, from time to time, at their own expense, also provide compensation to institutions and organizations that provide certain distribution, administrative, accounting and/or shareholder services for their clients or customers. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Warburg, Counsellors Securities, Counsellors Service or their affiliates. Warburg, Counsellors Securities, Counsellors Service or any of their affiliates may, from time to time, at their own expense, pay certain Fund transfer agency fees and expenses in connection with agreements with service organizations.


DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT IN
THE FUND

     In order to invest in a Portfolio, an investor must first complete and sign an account application. To obtain an account application, an investor may telephone Warburg Pincus Funds at (800) 888-6878. An investor may also obtain an account application by writing to:

Warburg Pincus Funds
P.O. Box 9030
Boston, Massachusetts 02205-9030

     Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

     THE INTERNATIONAL EQUITY AND GLOBAL FIXED INCOME PORTFOLIOS' SHARES ARE ONLY OFFERED TO INVESTORS THAT MAKE A MINIMUM INITIAL INVESTMENT IN THE PORTFOLIO OF $3,000,000 OR MORE, ALTHOUGH THE MINIMUM INVESTMENT FOR ANY GROUP OF RELATED PERSONS IS AN AGGREGATE OF $4,000,000. SHARES OF THE SMALL COMPANY GROWTH PORTFOLIO ARE OFFERED ONLY TO INVESTORS THAT MAKE A MINIMUM INITIAL INVESTMENT IN THE PORTFOLIO OF $1,000,000.

     THE   FUND  IS  DESIGNED  FOR  INSTITUTIONAL  INVESTORS  ALTHOUGH,  IN  ITS
DISCRETION, THE FUND MAY PERMIT SHARES TO BE PURCHASED BY INDIVIDUALS, AS WELL AS INSTITUTIONS, WHO MEET THE MINIMUM INVESTMENT REQUIREMENTS.

HOW TO PURCHASE SHARES IN
THE PORTFOLIOS


     ONLY SHARES OF THE INTERNATIONAL EQUITY PORTFOLIO ARE CURRENTLY BEING OFFERED. SHARES OF THE SMALL COMPANY GROWTH PORTFOLIO WILL BE OFFERED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND ARE EXPECTED TO BE AVAILABLE ON OR ABOUT JANUARY 1, 1996.



SPECIAL PURCHASE PROVISIONS FOR THE SMALL COMPANY GROWTH PORTFOLIO. Until February 1, 1996 (the 'Special Purchase Period'), former shareholders of Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund') may acquire shares of the Small Company Growth Portfolio in exchange for portfolio securities received by them upon redemption of their shares of the Emerging Growth Fund. All such purchases will be subject to the Portfolio's minimum investment requirements. Portfolio shares acquired by former shareholders of the Emerging Growth Fund will have a value equal to the fair market value of the portfolio securities transferred to the Small Company Growth Portfolio. The transferred securities will in all cases be securities that are consistent with the Portfolio's investment focus. The Portfolio will realize no gain or loss when it acquires the former assets of the Emerging Growth Fund from the former shareholders and will have a tax basis in those assets equal to the fair market value (that is, the net asset value) of the shares that it issued to acquire the former assets. After the conclusion of the Special Purchase Period, shares of the Small Company Growth Portfolio (like the International Equity and Global Fixed Income Portfolios) can be purchased only for cash.


                               ------------------

     Shares of the Portfolios may be purchased either by mail or, with special advance instructions, by wire.

BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to Warburg, Pincus Institutional Fund, Inc. or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities Inc., at the address set forth above and should indicate the Portfolio in which shares are to be purchased. Checks payable to the investor and indorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form before 4:00 p.m. (Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the relevant Portfolio's net asset value calculated at the end of that day. If payment is received after 4:00 p.m., the purchase will be effected at the relevant Portfolio's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for more than one Portfolio or Warburg Pincus Fund should be accompanied by a breakdown of amounts to be invested in each Portfolio or fund. If a check used for the purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating each Portfolio's net asset value, see 'Net Asset Value' below.

BY WIRE. Investors may also purchase shares in a Portfolio by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 888-6878. Federal funds may be wired to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA #0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Institutional Fund, Inc.: [Port-
  folio name]
DDA #9904-649-2
[Shareowner name]
[Shareowner account number]

     If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the relevant Portfolio on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the relevant Portfolio on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not received or accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.


     Shares of the Fund are sold without a sales charge. The minimum initial investment in the International Equity Portfolio and the Global Fixed Income Portfolio is $3,000,000 (although the minimum investment for any group of related persons is an aggregate of $4,000,000), and the minimum subsequent investment is $50,000 (except for certain retirement plans for which record-keeping is performed on an omnibus basis for multiple participants, which are not subject to a subsequent investment minimum). Defined benefit contribution plans investing in the International Equity Portfolio are not subject to an investment minimum. The minimum initial investment in the Small Company Growth Portfolio is $1,000,000, with no subsequent investment minimum. The investment minimums may be waived for investors maintaining advisory accounts with Warburg or brokerage accounts with Counsellors Securities. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. Existing investors will be given 15 days' notice by mail of any increase in subsequent investment minimum requirements.


     After an investor has made an initial investment, additional shares may be purchased at any time by mail or by telephone in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the Portfolio in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares of a Portfolio are not normally issued.

     The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients which are in addition to or different than those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, may be modified in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on its behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing its accounts with the organization. These organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. Certain organizations that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

HOW TO REDEEM AND EXCHANGE SHARES IN THE PORTFOLIOS

REDEMPTION OF SHARES. An investor in a Portfolio may redeem (sell) shares on any day that the Portfolio's net asset value is calculated (see 'Net Asset Value' below).

     Shares of a Portfolio may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, they may be giving up a measure of security that they may have if they were to redeem or exchange their shares in writing. If an investor desires to redeem shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account in the Fund.' An investor should be sure that the redemption request identifies the relevant Portfolio, the number of shares to be redeemed and the investor's account number. In order to change the bank account designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on the account application, the investor may redeem the shares by telephone by calling Warburg Pincus Funds at
(800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the relevant Portfolio, (ii) the account number of the Portfolio, (iii) the name of the investor(s) appearing on the Portfolio's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but it reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account in the Fund.' Although the Fund will redeem shares purchased by check before the check has cleared, payment of the redemption proceeds will be delayed until such check has cleared, which may take up to 15 days from the purchase date. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for a redemption.


     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value per share as determined on that day. If a redemption order is received after the close of trading on the NYSE, the redemption order will be effected at the relevant Portfolio's net asset value as next determined. Redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Portfolio, the Portfolio reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.


     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in the account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

     If, due to redemptions, the value of an investor's account in a Portfolio drops to less than $250,000, the Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that the account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

EXCHANGE OF SHARES. An investor may exchange shares of one Portfolio for shares of another Portfolio at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each Portfolio's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, the Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. The exchange privilege is available to investors in any state in which the shares being acquired may be legally sold. An exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege an investor should contact Warburg Pincus Funds at (800) 888-6878.
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued on the Portfolio's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premium and applicable expenses. Each Portfolio declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account in the Fund' or by calling Warburg Pincus Funds at
(800) 888-6878.

     The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.


TAXES. Each Portfolio intends to qualify each year as a 'regulated investment company' within the meaning of the Code. A Portfolio, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Portfolio expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.


     Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Portfolio shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long inves-tors have held Portfolio shares or whether such distributions are received in cash or reinvested in Portfolio shares. As a general rule, an investor's gain or loss on a sale or redemption of Portfolio shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Portfolios, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Portfolios' dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by each Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the Portfolio's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Portfolio were to make an election, shareholders of the Portfolio would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Portfolio will report to its shareholders, in writing, the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

GLOBAL FIXED INCOME PORTFOLIO. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of each Portfolio's prior taxable year with respect to certain dividends and distributions which were received from the Portfolio during the Portfolio's prior taxable year. Investors should consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

     Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes each day.
     The net asset value per share of each Portfolio is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Generally, a Portfolio's investments are valued at market value or, in the absence of a quoted market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board.


     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the closing value on the date on which the valuation is made or, in the absence of sales, the mean between the highest bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Option or futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board.



     Trading in securities in certain foreign countries may be completed prior to the close of regular trading on the NYSE. When an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair market value of the securities will be determined by or under the direction of the Board. In addition, trading may take place in various foreign markets on days on which the Portfolios' net asset value is not calculated. Further information regarding valuation policies is contained in the Statement of Additional Information.


THE PORTFOLIOS' PERFORMANCE

     From time to time, a Portfolio may advertise its yield or average annual total return over various periods of time. The yield of a Portfolio refers to net investment income generated by the Portfolio over a specified 30-day period, which is then annualized. Total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine each Portfolio's yield and total return. Current yield and total return figures may be obtained by calling Warburg Pincus Funds at (800) 888-6878.


     In reports or other communications to investors or in advertising material, a Portfolio may describe general economic and market conditions affecting the Portfolio and may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the International Equity Portfolio, the Morgan Stanley Capital International EAFE Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500; in the case of the Small Company Growth Portfolio, with the Russell 2000 Small Stock Index; and, in the case of the Global Fixed Income Portfolio, with the Lipper General World Income Fund Average and the J.P. Morgan Global Government Bond Index; all of which are unmanaged indexes or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc., Investor's Daily and Financial Times.


     In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. Each Portfolio may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

ADDITIONAL INFORMATION

     The Fund is a no-load investment company that was incorporated on May 13, 1992 under the laws of the State of Maryland. The Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, par value $.001 per share. Shares of three series have been authorized, which constitute the interests in the Portfolios.


     When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of the Fund vote in the aggregate on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for any purpose at the written request of holders of 10% of the Fund's outstanding shares. John L.

Furth, a Director of the Fund, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the International Equity Portfolio as of November 30, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.



     Each investor will receive a quarterly statement of the investor's account, as well as a statement after any transaction that affects the investor's share balance or share registration (other than reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by each Portfolio and a statement of the performance of the Portfolio.

                               ------------------
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF SHARES IN ANY STATE WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE. SHARES OF THE GLOBAL FIXED INCOME PORTFOLIO ARE NOT CURRENTLY AVAILABLE TO NEW HAMPSHIRE INVESTORS.

                               TABLE OF CONTENTS


  THE FUND'S EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVES AND POLICIES ....................................... 4
  COMPARISON OF INVESTMENT FUND
     MANAGED BY WARBURG WITH
     GLOBAL FIXED INCOME PORTFOLIO ......................................... 7
  PORTFOLIO TRANSACTIONS AND TURNOVER
     RATE .................................................................. 7
  SPECIAL RISK CONSIDERATIONS
     AND CERTAIN INVESTMENT STRATEGIES ..................................... 8
  INVESTMENT GUIDELINES ................................................... 12
  MANAGEMENT OF THE FUND .................................................. 12
  HOW TO OPEN AN ACCOUNT IN THE FUND ...................................... 15
  HOW TO PURCHASE SHARES IN THE
     PORTFOLIOS ........................................................... 15
  HOW TO REDEEM AND EXCHANGE SHARES
     IN THE PORTFOLIOS .................................................... 17
  DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................... 19
  NET ASSET VALUE ......................................................... 20
  THE PORTFOLIOS' PERFORMANCE ............................................. 21
  ADDITIONAL INFORMATION .................................................. 22



  WPINS-1-1295

                                    [LOGO]

                          WARBURG PINCUS
                          INSTITUTIONAL FUND, INC.

                             [ ] INTERNATIONAL EQUITY
                                 PORTFOLIO
                             [ ] SMALL COMPANY GROWTH
                                 PORTFOLIO
                             [ ] GLOBAL FIXED INCOME
                                 PORTFOLIO

                                  PROSPECTUS


                               DECEMBER 29, 1995



                  STATEMENT OF DIFFERENCES

        The dagger symbol shall be expressed as 'D'

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                 Subject to Completion, dated November 1, 1995

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 29, 1995



                    WARBURG PINCUS INSTITUTIONAL FUND, INC.

                P.O. Box 9030, Boston, Massachusetts 02205-9030
                     For information, call (800) 888-6878



                                   Contents

                                                                          Page



Investment Objectives . . . . . . . . . . . . . . . . . . . .  2
Investment Policies . . . . . . . . . . . . . . . . . . . . .  2
Management of the Fund  . . . . . . . . . . . . . . . . . . . 31
Additional Purchase and Redemption Information  . . . . . . . 39
Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . 40
Additional Information Concerning Taxes . . . . . . . . . . . 40
Determination of Performance  . . . . . . . . . . . . . . . . 43
Auditors and Counsel  . . . . . . . . . . . . . . . . . . . . 44
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . 45
Financial Statements  . . . . . . . . . . . . . . . . . . . . 45
Appendix -- Description of Ratings  . . . . . . . . . . . .  A-1
Reports of Coopers & Lybrand L.L.P.,
     Independent Auditors . . . . . . . . . . . . . . . . .  A-4


          This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Warburg Pincus Institutional Fund, Inc. (the "Fund") dated December 29, 1995, and is incorporated by reference in its entirety into that Prospectus. The Fund consists of three managed investment funds. Only shares of the International Equity Portfolio are currently being offered. Shares of the Small Company Growth Portfolio are expected to be offered on or about January 1, 1995. Shares of the Global Fixed Income Portfolio are not currently being offered. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the International Equity Portfolio, the Small Company Growth Portfolio or the Global Fixed Income Portfolio (the "Portfolios") should be made solely upon the information contained herein. Copies of the Fund's Prospectus and information regarding each of the Portfolio's current performance may be obtained by calling Warburg Pincus Funds at (800) 888-6878. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at (800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVES

          The investment objective of the International Equity Portfolio is long-term capital appreciation. The investment objective of the Small Company Growth Portfolio is capital growth. The investment objective of the Global Fixed Income Portfolio is to maximize total investment return consistent with prudent investment management while preserving capital.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

          Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period,
(ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

          Stock Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on stock indexes are similar to options on stock except that
(i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

          Futures Activities. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities. The ability of the Portfolio to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obliga-tions, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

          Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.


          An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

          In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets.
Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts.
These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the International Equity and Global Fixed Income Portfolios will, and the Small Company Growth Portfolio may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio with respect to its foreign investments.

          The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

          Many of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Each of the Portfolios may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

          Additionally, the operating expenses of the Portfolios, to the extent they invest in foreign securities, can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolios associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as, in the case of the International Equity and Global Fixed Income Portfolios, the rate of the investment advisory fees, though similar to such expenses of some other funds investing internationally, are higher than those costs incurred by other investment companies.

          Japanese Investments (International Equity Portfolio). From time to time depending on current market conditions, the Portfolio may invest a significant portion of its assets in Japanese securities. Like any investor in Japan, the Portfolio will be subject to general economic and political conditions in the country. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

          The information set forth in this section has been extracted from various governmental publications and other sources. The Fund makes no representation as to the accuracy of the information, nor has the Fund attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Fund.

          Economic Background. Over the past 30 years Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. On January 17, 1995, the Great Hanshin Earthquake severely damaged Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimated that damage to the region equals $96 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole and on the Portfolio's investments cannot be predicted.

          Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizeable current account surplus and stability of wholesale and consumer prices since 1981. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

          International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import.
Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the impact of threatened U.S. trade sanctions. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. The United States and Japan have engaged in "economic framework" negotiations to help raise United States' share in Japanese markets and reduce Japan's current account surplus but progress in the negotiations has been hampered by recent political upheaval in Japan. On June 28, 1995, the United States agreed not to impose trade sanctions in return for a modest commitment by Japan to buy more American cars and auto parts. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely impact Japan and the Portfolio's investments there.

          The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.

                                CURRENT ACCOUNT
                                     Trade


        Year                   Exports                           Imports          Trade Balance                    Current Balance
        ----                   -------                           -------          -------------                    ---------------
                                                 (U.S. dollars in millions)
        1989                   269,570                           192,653               76,917                           57,157
        1990                   280,374                           216,846               63,528                           35,761
        1991                   306,557                           203,513              103,044                           72,901
        1992                   330,850                           198,502              132,348                          117,551
        1993                   351,292                           209,778              141,514                          131,448
        1994                   384,176                           283,232              145,944                          129,140


------------------------
Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan

          Economic Trends. The following tables set forth Japan's gross domestic product, wholesale price index and consumer price index for the years shown.


                         GROSS DOMESTIC PRODUCT (GDP)




                              1994             1993             1992              1991              1990               1989
                              ----             ----             ----              ----              ----               ----
 GDP (yen billions)
  (Expenditures)             469,149          465,972         463,145           451,297           424,537            396,197

 Change in GDP
  from Preceding
  Year
  Nominal terms               0.7%             0.6%             2.6%              6.3%              7.2%               6.7%

  Real Terms                  0.5%             -0.2%            1.1%              4.3%              4.8%               4.7%



------------------------
Source:   Institute of Fiscal and Monetary Policy,  Ministry of Finance of
          Japan

                            WHOLESALE PRICE INDEX


                                                                                                    Change from
                                                            All                                     Preceding
                     Year                               Commodities                                    Year
                     ----                               -----------                                 -----------
                                                         (Base year:  1990)
                     1989                                    98.0                                       2.5
                     1990                                   100.0                                       2.0
                     1991                                    99.4                                      (0.6)
                     1992                                    97.8                                      (1.6)
                     1993                                    95.0                                      (2.9)
                     1994                                    93.0                                      (2.1)


------------------------
Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan



                           CONSUMER PRICE INDEX




                                                          Change from
       Year                     General                 Preceding Year
       ----                     -------                 --------------
                          (Base Year: 1990)
       1989                      97.0                        2.3
       1990                     100.0                        3.1
       1991                     103.3                        3.3
       1992                     105.0                        1.6
       1993                     106.4                        1.3
       1994                     107.1                        0.7


------------------------
Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan


          Securities markets. There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

          The following table sets forth the number of Japanese companies listed on the three major Japanese stock exchanges as of the end of 1994.



                      NUMBER OF LISTED DOMESTIC COMPANIES



                      Tokyo                                       Osaka                                    Nagoya
          -----------------------------                 -------------------------                  -------------------------
            1st                    2nd                  1st                  2nd                   1st                  2nd
            Sec.                   Sec.                 Sec.                 Sec.                  Sec.                 Sec.
          ------                   ----                 ----                 ----                  ----                 ----
          1,235                    454                  855                  344                   431                  129

------------------------
     Source:  Tokyo Stock Exchange, Fact Book 1995

          The following table sets forth the trading volume and value of Japanese stocks on the eight Japanese stock exchanges for the years shown.


              STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                    (shares in millions; yen in billions)



 Year                                                   Volume                                  Value
 ----                                                   ------                                  -----
 1989  . . . . . . . . . . . . . . . . . . . .          256,296                              Y 386,395
 1990  . . . . . . . . . . . . . . . . . . . .          145,837                                231,837
 1991  . . . . . . . . . . . . . . . . . . . .          107,844                                134,160
 1992  . . . . . . . . . . . . . . . . . . . .           82,563                                 80,456
 1993  . . . . . . . . . . . . . . . . . . . .          101,173                                106,123
 1994  . . . . . . . . . . . . . . . . . . . .          105,937                                114,622



------------------------
Source:  Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York

          Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

          The following table sets forth the high, low and year-end TOPIX for the years shown.

                                     TOPIX

                             (January 4, 1968=100)


    Year                                        Year-end                              High                               Low
    ----                                        --------                              ----                               ---
    1989                                        2,881.37                            2,884.80                           2,364.33
    1990                                        1,733.83                            2,867.70                           1,523.43
    1991                                        1,714.68                            2,028.85                           1,638.06
    1992                                        1,307.66                            1,763.43                           1,102.50
    1993                                        1,439.31                            1,698.67                           1,250.06
    1994                                        1,559.09                            1,712.73                           1,445.97

------------------------
Source:  Tokyo Stock Exchange, Fact Book 1995



          American, European and Continental Depositary Receipts. The assets of a Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

          Short Sales "Against the Box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales if at the time of the short sale the Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

          In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such short sales at any one time.

          The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when a Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

          Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

          Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of a Portfolio's total assets taken at value. A Portfolio will not lend portfolio securities to E.M. Warburg, Pincus & Co., Inc. ("EMW") or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

          By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Income received could be used to pay a Portfolio's expenses and would increase its total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

          When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. Government Securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

          Warrants. Each Portfolio may invest up to 5% of net assets in warrants, provided that not more than 2% of net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Non-Publicly Traded and Illiquid Securities. Each Portfolio may not invest more than 10% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          Warburg will monitor the liquidity of restricted securities in a Portfolio under the supervision of the Board. In reaching liquidity decisions, Counsellors may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's total assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          Non-Diversified Status (Small Company Growth Portfolio and Global Fixed Income Portfolio). The Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

          Special Situation Companies (Small Company Growth Portfolio). The Small Company Growth Portfolio may invest in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.
The Portfolio believes, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.

          Ratings as Investment Criteria (Global Fixed Income Portfolio). Up to 5% of the Global Fixed Income Portfolio's net assets may be invested in securities rated below investment grade at the time of the investment, but not lower than "B" by Standard & Poor's Corporation or Moody's Investors Service, Inc. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by a

Portfolio, but Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Other Investment Limitations

          International Equity Portfolio and Global Fixed Income Portfolio. The investment limitations numbered 1 through 12, as applied to a Portfolio, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 16, as applied to a Portfolio, may be changed by a vote of the Board at any time.

          The International Equity Portfolio or the Global Fixed Income Portfolio may not:

          1. Borrow money or issue senior securities except that the Portfolio may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Portfolio's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with certain of the Portfolio's investment strategies and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. Make loans, except that the Portfolio may purchase or hold publicly distributed fixed income securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed income securities directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein, (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and
(c) futures contracts and related options and commodity options. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

          6. Make short sales of securities or maintain a short position, except that a Portfolio may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

          7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may (a) purchase put and call options on securities and foreign currencies, (b) write covered call options on securities and (c) purchase or write options on futures contracts.

          8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          9. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

          10. With respect to the International Equity Portfolio only, purchase the securities of any issuer if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

          11. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          12. With respect to the International Equity Portfolio only, purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

          13. Invest more than 10% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          14. Purchase or retain securities of any company if, to the knowledge of the Portfolio, any of the Fund's officers or Directors or any officer or director of Counsellors individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          16.  Invest in oil, gas or mineral leases.

          Small Company Growth Portfolio. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 16 may be changed by a vote of the Board at any time.

          The Small Company Growth Portfolio may not:

          1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

          3. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in
(a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

          7. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in the Portfolio's investment limitations.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 10% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          13. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          14. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Portfolio's officers or Directors or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          16. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

          General. Each Portfolio may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should a Portfolio determine that any such commitment is no longer in the best interest of the Portfolio and its shareholders, the Portfolio will revoke the commitment by terminating the sale of Portfolio shares in the state involved. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

          Securities, options and futures contracts for which market quotations are available will be valued as described in the Prospectus. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. In determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolio's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made.

Portfolio Transactions

          Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          Warburg will select specific portfolio investments and effect transactions for each Portfolio. Warburg seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. The fees to Warburg under its advisory agreements with the Fund are not reduced by reason of its receiving any brokerage and research services.

          Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

          During the fiscal period or years ended October 31, 1992, October 31, 1993 and October 31, 1994, the Fund, on behalf of the International Equity Portfolio, paid an aggregate of approximately $12,602, $305,110 and $612,312, respectively, in commissions to broker-dealers for execution of portfolio transactions. The fiscal 1993 and 1994 commission figures were a result of sharp increases in the volume of share-related activity as the Portfolio received a large inflow of capital. In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), or any affiliated person of such companies.

          Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

          The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The decrease in the portfolio turnover rate of the International Equity Portfolio during the year ended October 31, 1993 was due to a large growth in assets.

          Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Small Company Growth Portfolio's investment in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Small Company Growth Portfolio may be higher than mutual funds having a similar objective that do not invest in special situation companies.


                            MANAGEMENT OF THE FUND

Officers and Board of Directors

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (61)  . . . . .  Director
Room 7E47OHB                       Professor at Harvard University;
Central Intelligence Agency        Director or Trustee of Circuit City
930 Dolly Madison Blvd.            Stores, Inc. (retail electronics and
McClain, Virginia  22107           appliances) and Phoenix Home Life
                                   Insurance Co.

Donald J. Donahue (71)  . . . . .  Director
99 Indian Field Road               Chairman of Magma Copper Company since
Greenwich, Connecticut 06830       January 1987; Director or Trustee of GEV
                                   Corporation and Signet Star Reinsurance
                                   Company; Chairman and Director of NAC
                                   Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . . . .  Director
2425 North Fish Creek Road         Private investor; Consultant and
P.O. Box 483                       Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014              Fritz Communications (developers and
                                   operators of radio stations); Director of Advo, Inc. (direct mail advertising).

John L. Furth* (64) . . . . .      Chairman of the Board and President
466 Lexington Avenue               Vice Chairman and Director of EMW;
New York, New York 10017-3147      Associated with EMW since 1970; Officer
                                   of other investment companies advised
                                   by Warburg

Thomas A. Melfe (63)  . . . . . .  Director
30 Rockefeller Plaza               Partner in the law firm of Donovan
New York, New York 10112           Leisure Newton & Irvine; Director of
                                   Municipal Fund for New York Investors, Inc.

Alexander B. Trowbridge (65)  . .  Director
1155 Connecticut Avenue, N.W.      President of Trowbridge Partners, Inc.
Suite 700                          (business consulting) from January 1990-
Washington, DC 20036               January 1994; President of the National
                                   Association of Manufacturers from
                                   1980-1990; Director or Trustee of New
                                   England Mutual Life Insurance Co., ICOS
                                   Corporation (biopharmaceuticals), P.H.H.
                                   Corporation (fleet auto management; housing and plant relocation service), WMX
                                   Technologies Inc. (solid and hazardous
                                   waste collection and disposal), The Rouse
                                   Company (real estate development),
                                   SunResorts International Ltd. (hotel and real estate management), Harris Corp.
                                   (electronics and communications equipment),
                                   The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

------------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Dale C. Christensen (47)  . . . .  Vice President of the Fund and Portfolio
466 Lexington Avenue               Manager of Global Fixed Income Portfolio
New York, New York 10017-3147      Portfolio Manager or Co-Portfolio Manager
                                   of other Warburg Pincus Funds; Managing
                                   Director of EMW; Associated with EMW since
                                   1989; Vice President at Citibank, N.A. from
                                   1985-1989; Vice President of Counsellors
                                   Securities; President of other investment companies advised by Warburg.

Richard H. King (51)  . . . . . .  Vice President of the Fund and Portfolio
466 Lexington Avenue               Manager of International Equity Portfolio
New York, New York 10017-3147      Portfolio Manager or Co-Portfolio Manager
                                   of other Warburg Pincus Funds; Managing
                                   Director of EMW since 1989; Associated with
                                   EMW since 1989; President of other
                                   investment companies advised by Warburg.

Arnold M. Reichman (47) . . . . .  Executive Vice President
466 Lexington Avenue               Managing Director and Assistant Secretary
New York, New York 10017-3147      of EMW; Associated with EMW since 1984;
                                   Senior Vice President, Secretary and Chief
                                   Operating Officer of Counsellors
                                   Securities; Officer of other investment
                                   companies advised by Warburg.

Eugene L. Podsiadlo (38)  . . . .  Senior Vice President
466 Lexington Avenue               Managing Director of EMW; Associated
New York, New York 10017-3147      with EMW since 1991; Vice President of
                                   Citibank, N.A. from 1987-1991; Senior Vice
                                   President of Counsellors Securities and
                                   officer of other investment companies
                                   advised by Warburg.

Eugene P. Grace (44)  . . . . . .  Vice President and Secretary
466 Lexington Avenue               Associated with EMW since April 1994;
New York, New York 10017-3147      Attorney-at-law from September 1989-April
                                   1994; life insurance agent, New York Life
                                   Insurance Company from 1993-1994; General
                                   Counsel and Secretary, Home Unity Savings
                                   Bank from 1991-1992; Vice President and
                                   Chief Compliance Officer of Counsellors
                                   Securities; Vice President and Secretary of other investment companies advised by
                                   Warburg.

Stephen Distler (42)  . . . .      Vice President and Chief Financial Officer
466 Lexington Avenue               Managing Director, Controller and Assistant
New York, New York 10017-3147      Secretary of EMW; Associated with EMW since
                                   1984; Treasurer of Counsellors Securities;
                                   Vice President, Treasurer and Chief
                                   Accounting Officer or Vice president and Chief Financial Officer of other investment companies advised by Warburg.

Howard Conroy(41) . . . . . . . .  Vice President, Treasurer and Chief
466 Lexington Avenue               Accounting Officer
New York, New York 10017-3147      Associated with EMW since 1992;
                                   Associated with Martin Geller, C.P.A. from
                                   1990- 1992; Vice President, Finance with
                                   Gabelli/Rosenthal & Partners, L.P. until
                                   1990; Vice President, Treasurer and Chief
                                   Accounting Officer of other investment
                                   companies advised by Warburg.

Karen Amato (31)  . . . . . . . .  Assistant Secretary
466 Lexington Avenue               Associated with EMW since 1987;
New York, New York 10017-3147      Assistant Secretary of other investment
                                   companies advised by Warburg.

          No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or Director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1994)


                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
                  Name of Director                                   Fund                            Managed by Warburg*
                  ----------------                            -----------------                    ------------------------

 John L. Furth                                                      None**                                  None**
 Richard N. Cooper                                                  $1,500                                 $36,500
 Donald J. Donahue                                                  $1,500                                 $36,500
 Jack W. Fritz                                                      $1,500                                 $36,500
 Thomas A. Melfe                                                    $1,500                                 $36,500
 Alexander B. Trowbridge                                            $1,500                                 $36,500


________________________
* Each Director also serves as a Director or Trustee of 15 other investment companies advised by Warburg.

** Mr. Furth is considered to be an interested person of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Warburg.

          As of October 27, 1995, no Directors or officers of the Fund owned any of the outstanding shares of the International Equity Portfolio. As of the same date Mr. Furth may be deemed to have beneficially owned 91.46% of the International Equity Portfolio's shares outstanding, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

          Mr. Richard H. King, vice president of the Fund and portfolio manager of the International Equity Portfolio, earned a B.A. degree from Durham University in England. Mr. King is also portfolio manager of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Trust and a co-portfolio manager of Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan OTC Fund. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

          Mr. Nicholas P.W. Horsley, associate portfolio manager and research analyst of the International Equity Portfolio, is also a co-portfolio manager of Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan OTC Fund and an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Trust. From 1981 to 1984 Mr. Horsley was a securities analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986 he was a senior analyst with BZW Investment Management in London. From 1986 to 1993 he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford. Mr. Nicholas P. Edwards, associate portfolio manager and research analyst of the International Equity Portfolio, is also portfolio manager of Warburg Pincus Japan Growth Fund and a co-portfolio manager and research analyst of Warburg Pincus International Equity Fund and Warburg Pincus Japan OTC Fund and an associate portfolio manager and research analyst of the International Equity Portfolio of Warburg Pincus Trust. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan. Mr. Harold W. Ehrlich, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund, the International Equity Portfolio of Warburg Pincus Trust and Warburg Pincus Emerging Markets Fund. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986 and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990. Mr. Vincent J. McBride, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund, the International Equity Portfolio of Warburg Pincus Trust and Warburg Pincus Emerging Markets Fund. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

          Ms. Elizabeth B. Dater, co-portfolio manager of the Small Company Growth Portfolio is also co-portfolio manager of Warburg Pincus Emerging Growth Fund. She also manages a post-venture capital fund and is the former director of research for Counsellors' investment management activities. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's "Wall Street Week" since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts. Mr. Stephen J. Lurito, co-portfolio manager of the Small

Company Growth Portfolio, is also co-portfolio manager of Warburg Pincus Emerging Growth Fund. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford
C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

          Mr. Dale C. Christensen, vice president of the Fund and portfolio manager of the Global Fixed Income Portfolio, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen directs the Fixed Income Group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp, N.A. from 1985 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.

Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to each Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Fund, and PFPC serves as a co-administrator to the Fund pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus. See the Prospectus, "Management of the Fund." Prior to March 1, 1994, PFPC served as administrator to the Fund and Counsellors Service served as administrative services agent to the Fund pursuant to separate written agreements.

          Warburg agrees that if, in any fiscal year, the expenses borne by a Portfolio exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Portfolio are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to a Portfolio is 2.5% of the first $30 million of the average net assets of the Portfolio, 2% of the next $70 million of the average net assets of the Portfolio and 1.5% of the remaining average net assets of the Portfolio.

          During the two-month period beginning September 1, 1992 (commencement of operations) through October 31, 1992, Warburg voluntarily waived $21,393 of the $23,021 in investment advisory fees earned with respect to the International Equity Portfolio. For the years ended October 31, 1993 and October 31, 1994, Warburg earned $406,466 and $1,736,864, respectively, and waived $195,081 and $542,549, respectively, in investment advisory fees. Counsellors Service earned $1,775, $24,631 and $188,503 during the fiscal period or years ended October 31, 1992, October 31, 1993 and October 31, 1994, respectively. PFPC received $3,453, $60,970 and $259,290, respectively, in fees and voluntarily waived $3,028, $29,253 and $81,358 of such fees for the fiscal period or years ended October 31, 1992, October 31, 1993 and October 31, 1994. Since the Small Company Growth Portfolio and the Global Fixed Income Portfolio had not commenced investment operations as of October 31, 1994, no fees were paid to Warburg, PFPC or Counsellors Service with respect to them.

Organization of the Fund

          The Fund was incorporated on May 13, 1992 under the laws of the State of Maryland under the name "Warburg, Pincus Institutional Fund, Inc.". The Fund's charter authorizes the Board to issue three billion full and fractional shares of separate series of common stock, $.001 par value per share. Shares of three series have been authorized, which constitute the interests in the Portfolios. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each share owned and proportionate, fractional votes for fractional shares held. Shareholders generally vote in the aggregate, except with respect to (i) matters affecting only the shares of a particular Portfolio, in which case only the shares of the affected Portfolio would be entitled to vote, or (ii) when the 1940 Act requires that shares of the Portfolios be voted separately. There will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose when requested to do so in writing by shareholders of record of not less than 10% of the Fund's outstanding shares.

          All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Custodians and Transfer Agent

          Fiduciary Trust Company International ("Fiduciary") serves as custodian of the International Equity and Global Fixed Income Portfolio's assets pursuant to separate custodian agreements (the "Fiduciary Custodian Agreements"). Under the Fiduciary Custodian Agreements, Fiduciary (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio,
(iii) makes receipts and disbursements of money on behalf of each Portfolio,
(iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities and (v) makes periodic reports to the Board concerning each Portfolio's custodial arrangements. Fiduciary is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Portfolios. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

          PNC Bank, National Association ("PNC") and State Street Bank and Trust Company ("State Street") serve as custodians of the Small Company Growth Portfolio's U.S. and foreign assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities for the account of the Portfolio, (iii) makes receipts and disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Portfolio's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios; State Street is not relieved of any responsibility or liability to the Fund on account of any actions or omissions of any such sub-custodian.
PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. PNC also provides certain custodial services generally in connection with purchases and sales of the International Equity and Global Fixed Income Portfolios' shares.

          State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Fund to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders,
(iii) maintains shareholder accounts and, if requested, sub-accounts and
(iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

          Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other property. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.


                              EXCHANGE PRIVILEGE

          Shareholders of a Portfolio may exchange all or part of their shares for shares of another Portfolio or other portfolios of the Fund organized by Warburg in the future on the basis of their relative net asset values per share at the time of exchange.

          The exchange privilege enables shareholders to acquire shares in a Portfolio with a different investment objective when they believe that a shift between Portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Portfolio's shares being acquired may legally be sold.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the Portfolio and the proceeds are invested on the same day, at a price as described above, in shares of the Portfolio being acquired.
Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

          Each Portfolio intends to qualify each year, as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities;
(iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the selling of securities held by the Portfolio for less than three months and in the utilization of certain of the investment techniques described above and in the Prospectus. As a regulated investment company, a Portfolio will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Portfolios expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          A Portfolio's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses and cause the Portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Portfolio nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Portfolio will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Portfolio will continue to qualify as a regulated investment company.

          A shareholder of a Portfolio receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending on the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectus, will be long-term or short-term depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in a Portfolio, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the relevant Portfolio for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of the Portfolio. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

          If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Portfolio to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on either the Portfolio or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

          A Portfolio may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of a Portfolio is unclear. If the Portfolio is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Portfolio.


                         DETERMINATION OF PERFORMANCE

          From time to time, a Portfolio may quote its total return and, in the case of the Global Fixed Income Portfolio, yield in advertisements or in reports and other communications to shareholders. The average total return of the International Equity Portfolio for the fiscal year ended October 31, 1994 was 22.62% (21.56% without waivers). The average annual total return of the International Equity Portfolio for the period beginning September 1, 1992 (inception) to October 31, 1994 was 26.75% (26.02% without waivers). A Portfolio's average annualized total return is calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)[*-GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a

------------------------
* - The expression (1 + T) is being raised to the nth power.

hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

          A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be.
The actual total return of the International Equity Portfolio for the calendar year ended December 31, 1994 and for the six-month period ended April 30, 1995 was .86% and -8.94%, respectively (.63% and -9.01%, respectively, without waivers). Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

          Yield is calculated by annualizing the net investment income generated by the Portfolio over a specified thirty-day period according to the following formula:

               YIELD = 2[( a-b  +1)[*-OMITTED GRAPHIC-SEE FOOTNOTE]-1]
                       -----------------------------------------------
                           cd
------------------------
* - The expression (a-b + 1) is being raised to the sixth power.


For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

          A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.


                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Fund. The financial statements (except for the International Equity and the Global Fixed Income Portfolios' unaudited financial statements for the period ending April 30, 1995 and July 31, 1995, respectively) for the Portfolios that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose reports thereon appear elsewhere herein and have been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          The financial statements for the period beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent auditors, as set forth in their report, and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 7th Avenue, New York, New York 10019.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of October 27, 1995, no person owned of record 5% or more of the outstanding shares of the International Equity Portfolio. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 92.13% of the International Equity Portfolio's shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                             FINANCIAL STATEMENTS

          The International Equity Portfolio's financial statements for the fiscal year ended October 31, 1994 (audited) and for the period ended April 30, 1995 (unaudited); the statement of assets and liabilities of the Small Company Growth Portfolio as of August 8, 1995; and the statement of assets and liabilities as of February 14, 1995 (audited) and as of July 31, 1995 (unaudited) of the Global Fixed Income Portfolio follow the Reports of Independent Auditors.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BBB rating.

          To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

    STATEMENT OF DIFFERENCES BETWEEN EDGAR VERSION AND PAPER DOCUMENT
    -----------------------------------------------------------------


      Difference                                       Page
      ----------                                       ----

      Yen symbol appears in                             17
      EDGAR document as  Y

      Missing exponent (explained                       43,44
      by footnote)

                  [LETTERHEAD OF COOPERS & LYBRAND L.L.P.]


To the Board of Directors and Shareholders of WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO:

     We have audited the accompanying statement of net assets of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio as of October 31, 1994, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio for the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio as of October 31, 1994, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 12, 1994

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS
October 31, 1994
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                          ---------------      ------------
COMMON STOCK (87.7%)
  Argentina (3.3%)
     Banco De Galicia & Buenos Aires SA                                               78,700      $    529,757
     Banco De Galicia & Buenos Aires SA ADR                                            1,500            40,500
     Banco Frances del Rio de la Plata SA                                            107,200           911,382
     Banco Frances del Rio de la Plata SA ADR                                         30,300           776,438
     Capex SA GDR +                                                                  130,900         2,552,550
     YPF SA ADR                                                                      254,200         6,132,575
                                                                                                  ------------
                                                                                                    10,943,202
                                                                                                  ------------
  Australia (5.6%)
     BTR Nylex Ltd.                                                                2,163,525         3,838,303
     News Corp., Ltd.                                                                701,651         4,317,727
     Niugini Mining Ltd. +                                                           313,000         1,231,401
     Pasminco Ltd. +                                                                 835,000         1,400,794
     Reinsurance Australia Corp., Ltd. +                                           1,988,600         2,760,378
     Woodside Petroleum Ltd.                                                       1,314,500         4,898,282
                                                                                                  ------------
                                                                                                    18,446,885
                                                                                                  ------------
  Austria (2.2%)
     Austria Mikro-Systeme International AG                                           25,300         1,877,600
     Maculan Holding AG Vorzuege                                                       8,090           826,009
     V.A. Technologie AG +                                                            44,900         4,631,098
                                                                                                  ------------
                                                                                                     7,334,707
                                                                                                  ------------
  Finland (1.8%)
     Metsa-Serla Class B                                                             127,500         5,946,647
                                                                                                  ------------

  France (5.9%)
     Cetelem                                                                           8,879         1,731,689
     Fives-Lille (Compagnie De)                                                       26,740         2,553,091
     Lagardere Groupe                                                                167,700         3,954,114
     Scor SA                                                                         104,296         2,287,104
     Societe Nationale Elf Aquitaine SA ADR                                          127,300         4,662,363
     Total Cie Franc Des Petroles Class B                                             68,925         4,466,147
                                                                                                  ------------
                                                                                                    19,654,508
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  India (2.6%)
     Hindalco Industries Ltd. GDR                                                    148,000      $  5,180,000
     Reliance Industries Ltd. GDS                                                    135,000         3,476,250
                                                                                                  ------------
                                                                                                     8,656,250
                                                                                                  ------------
  Indonesia (1.1%)
     P.T. Dynaplast Ltd.                                                             170,400           400,341
     P.T. Hadtex Indosyntec                                                          283,000           149,925
     P.T. Modern Photo Film Co.                                                      280,000         1,534,953
     P.T. Tri Polyta Indonesia ADR +                                                  51,600         1,535,100
                                                                                                  ------------
                                                                                                     3,620,319
                                                                                                  ------------
  Israel (0.6%)
     Ampal-American Israel Corp. Class A +                                           233,000         1,849,438
                                                                                                  ------------

  Japan (22.8%)
     Canon Inc.                                                                      320,000         5,947,341
     Canon Inc. ADR                                                                   30,200         2,785,950
     DDI Corp.                                                                         7,960         7,216,190
     East Japan Railway Co.                                                            1,630         8,128,962
     Fuji Denki Reiki Co., Ltd.                                                       29,221           461,622
     Fujitsu Ltd.                                                                    397,000         4,550,026
     Fujitsu Ltd. ADR                                                                  4,000           227,000
     Hitachi Ltd.                                                                    190,750         1,989,236
     Japan Securities Finance Co., Ltd.                                              208,000         3,414,765
     Kao Corp.                                                                       443,000         5,260,196
     Murata Mfg. Co., Ltd.                                                            37,290         1,524,712
     NEC Corp.                                                                       110,000         1,408,363
     Nippon Telegraph & Telephone Corp.                                                  382         3,569,541
     Sankyo Co., Ltd.                                                                 19,000         1,471,347
     Sekisui House Ltd.                                                              282,000         3,202,891
     Shin-Etsu Chemical Co., Ltd.                                                    265,600         5,649,313
     Sony Corp.                                                                       55,000         3,356,221
     Sony Corp. ADR                                                                   34,900         2,107,088
     TDK Corp.                                                                       107,000         5,258,854

                            See Accompanying Notes to Financial Statements.
                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
     Toho Co., Ltd.                                                                   21,000      $  4,054,724
     Tsuchiya Home Co.                                                                68,600         1,862,860
     York-Benimaru Co., Ltd.                                                          52,800         2,224,306
                                                                                                  ------------
                                                                                                    75,671,508
                                                                                                  ------------
  Korea (5.9%)
     Hana Bank                                                                        50,000         1,097,867
     Hanil Bank                                                                      212,223         3,339,117
     Inchon Iron & Steel Co., Ltd.                                                    27,830         1,524,888
     Korea Electric Power Corp.                                                       83,700         3,341,174
     Korea Europe Fund Ltd.                                                              289         1,228,250
     Korea Long Term Credit Bank                                                      30,903         1,248,528
     Samsung Electronics Co., Ltd.                                                    10,414         2,224,571
     Samsung Electronics Co., Ltd. GDR                                                12,803           777,782
     Samsung Heavy Industries Co., Ltd.                                               80,495         4,588,316
                                                                                                  ------------
                                                                                                    19,370,493
                                                                                                  ------------
  Malaysia (0.6%)
     Arab-Malaysian Merchant Bank BHD                                                 54,000           591,897
     Westmont BHD                                                                    211,000         1,495,048
                                                                                                  ------------
                                                                                                     2,086,945
                                                                                                  ------------
  Mexico (6.8%)
     Cemex SA de CV ADR                                                              331,062         5,979,807
     Grupo Financiero Bancomer SA de CV ADR +                                        144,200         3,316,600
     Grupo Financiero Bancomer SA de CV Series B                                     300,000           288,252
     Grupo Mexicano de Desarrollo SA ADR Series B +                                   58,021         1,051,631
     Grupo Mexicano de Desarrollo SA ADR Series L +                                   37,891           767,293
     Grupo Radio Centro SA de CV ADR                                                  75,100         1,267,312
     Grupo Tribasa SA de CV ADR +                                                    166,404         5,220,926
     Telefonos de Mexico SA de CV ADR                                                 86,400         4,752,000
                                                                                                  ------------
                                                                                                    22,643,821
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  New Zealand (4.3%)
     Brierley Investments Ltd.                                                     4,571,336      $  3,432,662
     Fletcher Challenge Ltd.                                                       1,946,050         5,246,337
     Lion Nathan Ltd.                                                              1,716,600         3,254,227
     Wrightson Ltd.                                                                3,271,735         2,436,641
                                                                                                  ------------
                                                                                                    14,369,867
                                                                                                  ------------
  Norway (1.7%)
     Norsk Hydro AS ADR                                                              141,444         5,693,121
                                                                                                  ------------

  Pakistan (0.8%)
     Pakistan Telecommunications Corp. GDR +                                          15,300         2,532,150
                                                                                                  ------------

  Singapore (1.4%)
     Development Bank of Singapore Ltd.                                              143,562         1,525,071
     Development Bank of Singapore Ltd. ADR                                           34,750         1,481,219
     IPC Corp., Ltd. +                                                             2,136,000         1,730,909
                                                                                                  ------------
                                                                                                     4,737,199
                                                                                                  ------------
  South Africa (1.2%)
     Anglovaal Ltd.                                                                   28,000           852,934
     Barlow Ltd.                                                                     202,700         1,644,881
     Barlow Ltd. ADR                                                                  42,000           336,000
     Genbel Investments Ltd.                                                         464,700         1,102,285
                                                                                                  ------------
                                                                                                     3,936,100
                                                                                                  ------------
  Spain (2.3%)
     Banco De Santander                                                               28,500         1,158,204
     Banco De Santander ADR                                                          160,700         6,528,437
                                                                                                  ------------
                                                                                                     7,686,641
                                                                                                  ------------
  Sweden (4.0%)
     Asea AB Series B                                                                 42,000         3,058,252
     Astra AB Series B                                                               148,150         3,967,861
     Celsius Industrier AB Series B                                                  131,650         3,030,110
     Foreningsbanken AB Series A +                                                 1,556,000         3,038,723
                                                                                                  ------------
                                                                                                    13,094,946
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  Switzerland (1.9%)
     BBC Brown Boveri AG                                                               4,164      $  3,578,152
     Danzas Holding AG                                                                 1,240         1,556,796
     Immuno International AG                                                           2,050           982,104
                                                                                                  ------------
                                                                                                     6,117,052
                                                                                                  ------------
  Taiwan (3.9%)
     Baring International Taiwan Fund +                                              100,000         1,100,000
     China Steel Corp. GDR +                                                         101,500         1,852,375
     Evergreen Marine Corp. Ltd. +                                                   240,000           497,619
     Grand Pacific Fund                                                            1,200,000           463,063
     Hocheng Corp. +                                                                  49,000           238,001
     Hocheng Corp. GDR                                                                32,200           934,605
     Kwang Hua Growth Fund                                                         1,000,000           483,797
     President Enterprises GDS +                                                      63,039         1,166,222
     Taipei Fund A                                                                    31,000         2,750,010
     Taipei Fund B IDR                                                                    19         1,685,490
     Tuntex Distinct Corp.                                                           779,800           907,232
     Tuntex Distinct Corp. GDS +                                                      86,306           949,366
                                                                                                  ------------
                                                                                                    13,027,780
                                                                                                  ------------
  Thailand (1.2%)
     Egco                                                                             52,000            77,581
     Industrial Finance Corp. of Thailand                                          1,077,100         2,801,329
     Thai Military Bank Ltd.                                                         249,050         1,164,911
                                                                                                  ------------
                                                                                                     4,043,821
                                                                                                  ------------
  United Kingdom (5.7%)
     AAF Industries PLC +                                                            208,500           139,768
     British Air Authority PLC                                                       475,820         4,029,862
     Govett & Co., Ltd.                                                              606,000         3,596,640
     Queens Moat Houses PLC +                                                        646,700                 0
     Singer & Friedlander Group PLC                                                2,210,000         2,854,547
     Takare PLC                                                                    1,167,900         4,334,602
     Thorn EMI PLC                                                                   207,783         3,312,321
     Trio Holdings PLC                                                             1,099,000           530,075
                                                                                                  ------------
                                                                                                    18,797,815
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                             ---------------      ------------
COMMON STOCK (CONT'D)
  Zimbabwe (0.1%)
     Delta Corp., Ltd.                                                                10,500      $    175,357
                                                                                                  ------------
TOTAL COMMON STOCK (Cost $254,042,619)                                                             290,436,572
                                                                                                  ------------

PREFERRED STOCK (0.9%)
  Austria (0.9%)
     Maculan Holdings AG Vorzuege                                                     31,100         3,175,390
                                                                                                  ------------

  United Kingdom (0.0%)
     Queens Moat Houses PLC, 7.50% Convertible +                                      15,300                 0
                                                                                                  ------------
TOTAL PREFERRED STOCK (Cost $2,748,839)                                                              3,175,390
                                                                                                  ------------

STOCK RIGHTS & WARRANTS (0.4%)
  India (0.2%)
     Hindalco Industries Ltd. Wts., 11/02/95 +                                        36,500           693,500
                                                                                                  ------------

  Israel (0.0%)
     Ampal-American Israel Corp. Class A Wts., 01/31/99 +                             95,000            83,125
                                                                                                  ------------

  Japan (0.2%)
     Bandai Industries Wts., 11/04/97 +                                                  440           566,500
                                                                                                  ------------

  Malaysia (0.0%)
     Arab-Malaysian Merchant Bank Rts., 11/08/94 +                                    54,000             8,456
                                                                                                  ------------

  Switzerland (0.0%)
     Danzas Holding AG Wts., 08/02/96 +                                                2,000            39,059
                                                                                                  ------------
TOTAL RIGHTS & WARRANTS (Cost $876,768)                                                              1,390,640
                                                                                                  ------------

OPTIONS (0.4%)                                                                     CONTRACTS
                                                                             ---------------

  Korea (0.2%)
     Korea Composite Index, 09/24/95 +                                             1,500,000           776,700
                                                                                                  ------------

  Mexico (0.2%)
     Mexico Inmex, 03/29/96 +                                                         62,434           429,546
                                                                                                  ------------
TOTAL OPTIONS (Cost $629,520)                                                                        1,206,246
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

  CONVERTIBLE BONDS/NOTES (4.6%)                                                   Par                   Value
                                                                             ---------------      ------------
  Australia (0.3%)
     BTR Nylex Ltd. 9.00%, 11/30/49                                          (A)  11,200,000      $    831,376
                                                                                                  ------------
  France (0.9%)
     Scor SA 3.00%, 01/01/01                                                 (B)  15,975,225         2,833,794
                                                                                                  ------------
  India (0.2%)
     Reliance Industries Ltd. 3.50%, 11/03/99                                   $    500,000           675,000
                                                                                                  ------------
  Japan (1.5%)
     Matsushita Electric Works Ltd. 2.70%, 05/31/02                          (C) 425,000,000         4,958,699
                                                                                                  ------------
  New Zealand (0.2%)
     Brierley Investments Ltd. 9.00%, 06/30/98                               (D)   1,028,875           715,598
                                                                                                  ------------
  Taiwan (1.5%)
     United Microelectronics Corp. 1.25%, 06/08/04                              $  1,750,000         2,454,375
     Yang Ming Marine Transport Corp. 2.00%, 10/06/01                              2,400,000         2,622,000
                                                                                                  ------------
                                                                                                     5,076,375
                                                                                                  ------------
TOTAL CONVERTIBLE BONDS/NOTES (Cost $14,488,426)                                                    15,090,842
                                                                                                  ------------


SHORT-TERM INVESTMENTS (4.9%)


    Repurchase agreement with J.P. Morgan dated 10/31/94 at 4.45% to be repurchased at $16,374,024 on 11/01/94.
     (Collateralized by $17,343,000 U.S. Treasury Note 4.25%, due
    12/31/95, with a market value of $17,437,609) (Cost $16,372,000)              16,372,000        16,372,000
                                                                                                  ------------
TOTAL INVESTMENTS AT VALUE (98.9%) (Cost $289,158,172*)                                            327,671,690
OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)                                                         3,625,522
                                                                                                  ------------
NET ASSETS (100.0%) (applicable to 20,269,033 shares)                                             $331,297,212
                                                                                                  ------------
                                                                                                  ------------
NET ASSET VALUE, offering and redemption price per share
  ($331,297,212[div]20,269,033 shares)                                                                  $16.34

+ Non-income producing security.
* Also cost for Federal income tax purposes.

  Unless as otherwise indicated below, all securities are denominated in $U.S.
(A) Denominated in Australian Dollars.
(B) Denominated in French Francs.
(C) Denominated in Japanese Yen.
(D) Denominated in New Zealand Dollars.

                            See Accompanying Notes to Financial Statements.
8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF OPERATIONS
For the Year Ended October 31, 1994
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $464,361)                                            $ 2,847,410
     Interest                                                                                             491,929
                                                                                                      -----------

          Total investment income                                                                       3,339,339
                                                                                                      -----------
EXPENSES:
     Investment advisory                                                                                1,736,864
     Administrative services                                                                              447,793
     Audit                                                                                                 15,649
     Custodian/Sub-custodian                                                                              232,766
     Directors                                                                                              7,500
     Insurance                                                                                              7,863
     Legal                                                                                                 20,031
     Organizational                                                                                        24,705
     Printing                                                                                              19,906
     Registration                                                                                         128,069
     Transfer agent                                                                                        31,953
     Miscellaneous                                                                                         13,334
                                                                                                      -----------
                                                                                                        2,686,433

     Less fees waived                                                                                    (623,907)
                                                                                                      -----------

          Total expenses                                                                                2,062,526
                                                                                                      -----------

               Net investment income                                                                    1,276,813
                                                                                                      -----------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:

     Net realized gain from security transactions                                                      11,710,325
     Net realized loss from foreign currency related items                                               (456,151)
     Net change in unrealized appreciation from investments and
       foreign currency related items                                                                  22,452,714
                                                                                                      -----------

               Net realized and unrealized gain from investments and
                 foreign currency related items                                                        33,706,888
                                                                                                      -----------

               Net increase in net assets resulting from operations                                   $34,983,701
                                                                                                      -----------
                                                                                                      -----------

                            See Accompanying Notes to Financial Statements.
                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  For the               For the
                                                                                 Year Ended           Year Ended
                                                                              October 31, 1994     October 31, 1993
                                                                              ----------------    -------------------

FROM OPERATIONS:

     Net investment income                                                      $  1,276,813         $     383,504
     Net realized gain from security transactions                                 11,710,325             1,240,473
     Net realized gain (loss) from foreign currency related items                   (456,151)               88,756
     Net change in unrealized appreciation from investments and foreign
       currency related items                                                     22,452,714            16,749,988
                                                                              ----------------    -------------------
          Net increase in net assets resulting
            from operations                                                       34,983,701            18,462,721
                                                                              ----------------    -------------------

FROM DISTRIBUTIONS:

     Dividends from net investment income                                           (526,855)             (236,392)
     Distributions from capital gains                                             (1,146,187)                    0
                                                                              ----------------    -------------------
          Net decrease from distributions                                         (1,673,042)             (236,392)
                                                                              ----------------    -------------------

FROM CAPITAL SHARE TRANSACTIONS:

     Proceeds from sale of shares                                                196,715,545            72,675,006
     Reinvested dividends                                                          1,270,243               128,555
     Net asset value of shares redeemed                                           (9,279,255)             (363,333)
                                                                              ----------------    -------------------
          Net increase in net assets from capital share transactions             188,706,533            72,440,228
                                                                              ----------------    -------------------
          Net increase in net assets                                             222,017,192            90,666,557

NET ASSETS:

     Beginning of year                                                           109,280,020            18,613,463
                                                                              ----------------    -------------------
     End of year                                                                $331,297,212         $ 109,280,020
                                                                              ----------------    -------------------
                                                                              ----------------    -------------------

                            See Accompanying Notes to Financial Statements.
10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                   For the Year Ended
                                                                                      October 31,
                                                                        ----------------------------------------
                                                                               1994                  1993
                                                                        ------------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $13.49                $ 9.62
                                                                             -------               -------
     Income from Investment Operations:
     Net Investment Income                                                       .17                   .10
     Net Gain (Loss) from Securities and Foreign Currency Related
       Items (both realized and unrealized)                                     2.87                  3.87
                                                                             -------               -------
          Total from Investment Operations                                      3.04                  3.97
                                                                             -------               -------
     Less Distributions:
     Dividends from net investment income                                       (.07)                 (.10)
     Distributions from capital gains                                           (.12)                  .00
                                                                             -------               -------
          Total Distributions                                                   (.19)                 (.10)
                                                                             -------               -------
NET ASSET VALUE, END OF PERIOD                                                $16.34                $13.49
                                                                             -------               -------
                                                                             -------               -------
Total Return                                                                   22.62%                41.61%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                            $331,297              $109,280

Ratios to average daily net assets:
     Operating expenses                                                          .95%                  .95%
     Net investment income                                                       .59%                  .75%
     Decrease reflected in above expense ratios due to
       waivers/reimbursements                                                    .29%                  .44%
Portfolio Turnover Rate                                                        19.34%                19.40%

                                                                        September 1, 1992
                                                                        (Commencement of
                                                                       Operations) through
                                                                        October 31, 1992
                                                                       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 10.00
                                                                             -------
     Income from Investment Operations:
     Net Investment Income                                                       .02
     Net Gain (Loss) from Securities and Foreign Currency Related
       Items (both realized and unrealized)                                     (.40)
                                                                             -------
          Total from Investment Operations                                      (.38)
                                                                             -------
     Less Distributions:
     Dividends from net investment income                                        .00
     Distributions from capital gains                                            .00
                                                                             -------
          Total Distributions                                                    .00
                                                                             -------
NET ASSET VALUE, END OF PERIOD                                               $  9.62
                                                                             -------
                                                                             -------
Total Return                                                                  (20.69%)*
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                             $18,613
Ratios to average daily net assets:
     Operating expenses                                                          .95%*
     Net investment income                                                      1.22%*
     Decrease reflected in above expense ratios due to
       waivers/reimbursements                                                    .85%*
Portfolio Turnover Rate                                                        50.16%

* Annualized

                See Accompanying Notes to Financial Statements.

TAX STATUS OF 1994 DIVIDENDS (Unaudited)

Dividends paid by the Fund taxable as ordinary income amounted to $.18 per share.

Long-term capital gains dividends paid by the Fund amounted to $.01 per share.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1995.

                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1994
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     Warburg Pincus Institutional Fund, Inc. (the 'Fund') is an open-end management investment company and currently offers two managed investment funds (the 'Portfolios'): International Equity Portfolio, which commenced operations on September 1, 1992, seeks long-term capital appreciation by investing in equity securities of principally non-United States issuers; and Global Fixed Income Portfolio, which as of October 31, 1994, had not commenced operations, seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers.

     The net asset values of the Portfolios are determined daily as of the close of regular trading on the New York Stock Exchange. The Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are valued at the last reported bid price. In the absence of a quoted market value, investments are valued at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific indentification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, are declared annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

     The Fund intends to continue to comply with the special provisions of the Internal Revenue Code available to investment companies and therefore no Federal income tax provision is required.

     Costs incurred by the Portfolios in connection with their organization have been deferred and are being amortized over a period of five years from the date each Portfolio commences its operations.

     The Portfolios may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolios acquire an underlying security subject to an obligation of the seller

12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------
to repurchase. The value of the underlying security will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Portfolio's possession.

     As  of November 1,  1993, the Fund implemented  AICPA Statement of Position
93-2 --  Determination,  Disclosure  and  Financial  Statement  Presentation  of
Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Adoption of this standard results in the reclassification to paid-in capital of permanent differences between tax and financial reporting of net investment income and net realized gain (loss). The change has had no material effect on paid-in capital or other components of the net assets of the Fund at November 1, 1993. Distributions to shareholders and net asset values were not affected by this change.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Counsellors'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as the Portfolios' investment adviser. The International Equity Portfolio pays Counsellors an investment advisory fee calculated at an annual rate of .80% of the Portfolio's average daily net assets. For the year ended October 31, 1994, Counsellors earned $1,736,864 for investment advisory services to the International Equity Portfolio, of which $542,549 was voluntarily waived. The Global Fixed Income Portfolio will pay Counsellors an investment advisory fee calculated at an annual rate of .65% of the Portfolio's average daily net assets.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Counsellors, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC
Bank   Corp.   ('PNC'),  serve   as  the   Fund's  co-administrators.   For  its
administrative services, CFSI  receives a fee  calculated at an  annual rate  of
 .10% of the Fund's average daily net assets. For the year ended October 31, 1994, CFSI earned $188,503 in administrative services fees. For the year ended October 31, 1994, PFPC earned $259,290 and voluntarily waived $81,358 in administrative services fees.

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Counsellors, acts as distributor of the International Equity Portfolio's shares. No compensation is payable by the International Equity Portfolio to CSI for its distribution services.

3. INVESTMENTS IN SECURITIES

     The International  Equity Portfolio's  purchases  and sales  of  investment
securities   for  the  year   ended  October  31,   1994  (excluding  short-term
investments) were $203,964,620 and $38,657,383, respectively.

     At October 31, 1994, with respect to the International Equity Portfolio, the net unrealized appreciation from investments of $38,513,518 was comprised of appreciation of $47,439,221 for those securities having an excess of value over cost, and depreciation of $8,925,703 for those securities having an excess of cost over value (based on cost for Federal income tax purposes).

                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1994
--------------------------------------------------------------------------------

4. FOREIGN FORWARD CURRENCY CONTRACTS

     The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolios will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. At October 31, 1994, there were no open foreign forward currency contracts.

5. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to three billion full and fractional shares of beneficial interest of separate series having a $.001 par value per share. Shares of two series have been authorized, which constitute the interest in the Portfolios.

     Transactions in shares of the International Equity Portfolio were as follows:

                                                                           For the            For the
                                                                          Year Ended         Year Ended
                                                                       October 31, 1994   October 31, 1993
                                                                       ----------------   ----------------

Shares sold                                                               12,686,666          6,187,485
Shares issued to shareholders on reinvestment of dividends                    85,000             12,933
Shares redeemed                                                             (603,362)           (35,261)
                                                                       ----------------   ----------------
Net increase in shares outstanding                                        12,168,304          6,165,157
                                                                       ----------------   ----------------
                                                                       ----------------   ----------------

6. NET ASSETS

     Net assets of the International Equity Portfolio at October 31, 1994, consisted of the following:

Capital contributed, net                                                                 $280,456,076
Accumulated net investment income                                                           3,219,522
Accumulated net realized gain from security transactions                                    9,075,199
Net unrealized appreciation from investments and foreign currency related items            38,546,415
                                                                                         ------------
Net assets                                                                               $331,297,212
                                                                                         ------------
                                                                                         ------------

14
------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                                      ------         -----
COMMON STOCK (87.1%)
  Argentina (2.5%)
     Banco De Galicia & Buenos Aires SA                                               90,505      $    371,516
     Banco De Galicia & Buenos Aires SA ADR                                           16,525           266,466
     Banco Frances del Rio de la Plata SA                                            107,200           681,538
     Banco Frances del Rio de la Plata SA ADR                                         90,300         1,659,263
     Capex SA GDR +                                                                  126,900         1,919,363
     YPF SA ADR                                                                      227,000         4,596,750
                                                                                                  ------------
                                                                                                     9,494,896
                                                                                                  ------------

  Australia (4.6%)
     BTR Nylex Ltd.                                                                2,534,425         4,940,689
     News Corp., Ltd.                                                                204,028           991,379
     Niugini Mining Ltd. +                                                           283,000           895,466
     Pasminco Ltd. +                                                               1,012,000         1,089,471
     Reinsurance Australia Corp., Ltd. +                                           1,788,600         3,122,466
     United Construction Group Ltd.                                                  300,000           139,661
     Woodside Petroleum Ltd.                                                       1,469,500         6,007,298
                                                                                                  ------------
                                                                                                    17,186,430
                                                                                                  ------------

  Austria (3.1%)
     Bohler-Uddeholm                                                                  47,600         2,843,483
     Maculan Holdings AG Vorzuege                                                      9,290           389,996
     V.A. Technologie AG +                                                            77,300         8,537,141
                                                                                                  ------------
                                                                                                    11,770,620
                                                                                                  ------------

  Denmark (0.5%)
     Copenhagen Airport                                                               18,524         1,195,097
     International Service System Class B                                             20,500           586,356
                                                                                                  ------------
                                                                                                     1,781,453
                                                                                                  ------------

  Finland (1.5%)
     Metsa-Serla Class B                                                             127,500         5,557,248
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                                      ------         -----
COMMON STOCK (CONT'D)
  France (8.2%)
     Bouygues                                                                         26,555      $  3,237,953
     Cetelem                                                                           8,879         1,877,920
     Fives-Lille (Compagnie De)                                                       26,740         2,558,331
     Lagardere Groupe                                                                237,000         5,321,343
     Scor SA                                                                         115,296         2,581,692
     Societe Nationale Elf Aquitaine SA                                                4,470           357,327
     Societe Nationale Elf Aquitaine SA ADR                                          178,400         7,091,400
     Total Cie Franc Des Petroles Class B                                            124,825         7,805,850
                                                                                                  ------------
                                                                                                    30,831,816
                                                                                                  ------------

  Hong Kong (2.2%)
     Hong Kong Electric                                                              559,000         1,715,610
     HSBC Holdings PLC                                                               255,700         2,965,571
     HSBC Holdings PLC (UK)                                                           35,000           412,379
     Jardine Matheson                                                                404,800         3,218,160
                                                                                                  ------------
                                                                                                     8,311,720
                                                                                                  ------------

  India (1.7%)
     Hindalco Industries Ltd. GDR                                                    148,000         3,922,000
     Reliance Industries Ltd. GDS                                                    153,000         2,467,125
                                                                                                  ------------
                                                                                                     6,389,125
                                                                                                  ------------

  Indonesia (0.7%)
     P.T. Dynaplast Ltd.                                                             340,800           366,616
     P.T. Modern Photo Film Co.                                                      280,000         1,173,465
     P.T. Tri Polyta Indonesia ADR +                                                  51,600         1,109,400
                                                                                                  ------------
                                                                                                     2,649,481
                                                                                                  ------------

  Israel (0.8%)
     Ampal-American Israel Corp. Class A +                                           233,000         1,485,375
     ECI Telecommunications Ltd.                                                      85,000         1,434,375
                                                                                                  ------------
                                                                                                     2,919,750
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                                      ------         -----
COMMON STOCK (CONT'D)
  Japan (24.5%)
     Canon Inc.                                                                      360,000      $  5,957,143
     Canon Inc. ADR                                                                   25,200         2,101,050
     DDI Corp.                                                                           972         8,562,857
     East Japan Railway Co.                                                            1,813         9,431,917
     Fujitsu Ltd.                                                                    385,000         3,937,083
     Hitachi Ltd.                                                                    337,750         3,437,813
     Japan Securities Finance Co., Ltd.                                              208,000         3,268,571
     Kao Corp.                                                                       510,000         6,192,857
     Kirin Beverage                                                                   35,000           545,833
     Murata Mfg. Co., Ltd.                                                            33,290         1,339,526
     NEC Corp.                                                                        20,000           221,429
     Nippon Communication Systems Corp.                                              275,300         3,834,536
     Nippon Express Co., Ltd.                                                        221,000         2,186,321
     Nippon Telegraph & Telephone Corp.                                                  863         7,633,440
     Sankyo Co., Ltd. (Gunma)                                                         19,000         1,101,548
     Seikisui House Ltd.                                                             282,000         3,726,429
     Shin-Etsu Chemical Co., Ltd.                                                    345,600         6,706,286
     Sony Corp.                                                                       77,200         3,896,762
     Sony Corp. ADR                                                                   36,900         1,877,288
     TDK Corp.                                                                       158,000         7,222,857
     Toho Co., Ltd.                                                                   22,000         3,954,762
     Tsuchiya Home Co.                                                                89,180         1,539,417
     York-Benimaru Co., Ltd.                                                          81,500         3,221,190
                                                                                                  ------------
                                                                                                    91,896,915
                                                                                                  ------------
  Korea (4.7%)
     Daewoo Heavy Industries                                                          83,394         1,028,340
     Hana Bank                                                                        82,200         1,477,292
     Hanil Bank                                                                      372,373         4,701,679
     Korea Electric Power Corp.                                                       72,300         2,778,471
     Korea Europe Fund Ltd.                                                              289         1,029,563
     Korea Long Term Credit Bank                                                      42,368         1,289,719
     Samsung Electronics Co., Ltd.                                                    10,328         1,792,572
     Samsung Electronics Co., Ltd. GDR                                                18,964           933,957
     Samsung Heavy Industries Co., Ltd.                                               82,010         2,452,877
                                                                                                  ------------
                                                                                                    17,484,470
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                                      ------         -----
COMMON STOCK (CONT'D)
  Malaysia (0.4%)
     Arab-Malaysian Merchant Bank BHD                                                 24,000      $    237,210
     Westmont BHD                                                                    322,000         1,395,633
                                                                                                  ------------
                                                                                                     1,632,843
                                                                                                  ------------

  Mexico (1.8%)
     Cemex SA de CV ADR                                                              526,062         3,287,887
     Grupo Financiero Banamex Accival SA de CV Class B                                30,000            50,400
     Grupo Financiero Banamex Accival SA de CV Class C                               586,500           977,500
     Telefonos de Mexico SA de CV ADR                                                 86,400         2,613,600
                                                                                                  ------------
                                                                                                     6,929,387
                                                                                                  ------------

  New Zealand (5.6%)
     Brierley Investments Ltd.                                                     6,263,583         4,719,134
     Fletcher Challenge Ltd.                                                       2,244,050         6,038,290
     Fletcher Forestry                                                             1,497,900         2,095,886
     Lion Nathan Ltd.                                                              2,446,700         5,332,700
     Wrightson Ltd.                                                                3,271,735         2,641,075
                                                                                                  ------------
                                                                                                    20,827,085
                                                                                                  ------------

  Norway (2.1%)
     Norsk Hydro AS ADR                                                              198,144         7,950,528
                                                                                                  ------------
  Pakistan (0.5%)
     Pakistan Telecommunications Corp.                                                   345            37,713
     Pakistan Telecommunications Corp. GDR +                                          16,000         1,672,000
                                                                                                  ------------
                                                                                                     1,709,713
                                                                                                  ------------

  Singapore (1.8%)
     DBS Land Ltd.                                                                   741,500         2,043,755
     Development Bank of Singapore Ltd.                                              176,562         1,888,296
     Development Bank of Singapore Ltd. ADR                                           34,750         1,489,906
     IPC Corp., Ltd. +                                                             2,216,000         1,192,937
                                                                                                  ------------
                                                                                                     6,614,894
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                                      ------         -----
COMMON STOCK (CONT'D)
  South Africa (0.0%)
     Anglovaal Ltd.                                                                    4,800      $    164,443
                                                                                                  ------------

  Spain (3.6%)
     Banco De Santander                                                               30,300         1,108,657
     Banco De Santander ADR                                                          220,300         7,985,875
     Repsol SA ADR                                                                   133,700         4,278,400
                                                                                                  ------------
                                                                                                    13,372,932
                                                                                                  ------------

  Sweden (3.4%)
     Asea AB Series B                                                                 42,000         3,536,501
     Astra AB Series B                                                               168,750         4,806,039
     Celsius Industrier Series B                                                     117,550         1,843,744
     Foreningsbanken AB Series A +                                                 1,378,000         2,388,872
                                                                                                  ------------
                                                                                                    12,575,156
                                                                                                  ------------

  Switzerland (2.0%)
     BBC Brown Boveri AG                                                               6,594         6,513,375
     Danzas Holding AG                                                                 1,369         1,123,895
                                                                                                  ------------
                                                                                                     7,637,270
                                                                                                  ------------
  Taiwan (1.2%)
     Baring International Taiwan Fund +                                              100,000         1,000,000
     Evergreen Marine Corp., Ltd. +                                                  381,000           795,031
     Kwang Hua Growth Fund                                                           346,000           153,935
     Tuntex Distinct Corp.                                                           965,945         1,110,500
     Tuntex Distinct Corp. GDS +                                                     127,312         1,464,088
                                                                                                  ------------
                                                                                                     4,523,554
                                                                                                  ------------
  Thailand (1.1%)
     Industrial Finance Corp. of Thailand                                          1,535,832         3,288,384
     Thai Military Bank Ltd.                                                         244,050           786,295
                                                                                                  ------------
                                                                                                     4,074,679
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                                      ------         -----
COMMON STOCK (CONT'D)
  United Kingdom (8.6%)
     AAF Industries PLC +                                                            208,500      $    117,380
     British Air Authority PLC                                                       661,020         5,039,808
     BTR PLC                                                                       1,183,400         6,262,511
     Govett and Co., Ltd.                                                            606,000         2,797,535
     International Cabletel Inc.                                                       5,500           162,250
     Queens Moat Houses PLC +                                                        646,700                 0
     Reckitt & Colman PLC                                                            416,500         4,294,317
     Singer and Friedlander Group PLC                                              2,210,000         2,986,019
     Takare PLC                                                                    1,182,900         3,786,362
     Thorn EMI PLC                                                                   339,362         6,206,471
     Trio Holdings PLC                                                             1,648,500           437,516
                                                                                                  ------------
                                                                                                    32,090,169
                                                                                                  ------------
  Zimbabwe (0.0%)
     Delta Corp., Ltd.                                                                10,500           146,867
                                                                                                  ------------
TOTAL COMMON STOCK (Cost $311,890,037)                                                             326,523,444
                                                                                                  ------------

PREFERRED STOCK (1.2%)
  Australia (0.4%)
     News Corp.                                                                      350,825         1,549,006
                                                                                                  ------------
  Austria (0.3%)
     Maculan Holdings AG Vorzuege                                                     31,100         1,283,238
                                                                                                  ------------
  Korea (0.3%)
     Samsung Electronics Co., Ltd.                                                    12,135         1,092,651
                                                                                                  ------------
  United Kingdom (0.2%)
     Queens Moat Houses PLC, 7.50% Convertible +                                      15,300                 0
     Singer & Friedlander Group PLC, 8.50% Convertible                               348,947           593,555
                                                                                                  ------------
                                                                                                       593,555
                                                                                                  ------------
TOTAL PREFERRED STOCK (Cost $5,225,258)                                                              4,518,450
                                                                                                  ------------

STOCK RIGHTS AND WARRANTS (0.2%)
  India (0.1%)
     Hindalco Industries Ltd. Wts., 11/02/95 +                                        36,500           419,750
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      SHARES         VALUE
                                                                                      ------         -----

STOCK RIGHTS AND WARRANTS (CONT'D)
  Israel (0.0%)
     Ampal-American Israel Corp. Class A Wts., 01/31/99 +                             95,000      $     50,469
                                                                                                  ------------
  Japan (0.1%)
     Bandai Industries Wts., 11/04/97 +                                                  440           220,000
                                                                                                  ------------
  Switzerland (0.0%)
     Danzas Holding AG Wts., 08/02/96 +                                                2,000             1,310
                                                                                                  ------------
  Thailand (0.0%)
     Thai Military Bank Rts., 05/08/95 +                                              48,810            97,540
                                                                                                  ------------

TOTAL STOCK RIGHTS AND WARRANTS (Cost $876,769)                                                        789,069
                                                                                                  ------------

OPTIONS (0.4%)                                                                     CONTRACTS
                                                                             ---------------
  Japan (0.3%)
     Topix Index, 03/08/96, strike price 1,251.24 +                                    3,647           497,597
     Topix Index, 03/08/96, strike price 1,261.12 +                                    3,755           486,160
     Topix Index, 03/08/96, strike price 1,349.00 +                                    1,830           139,085
                                                                                                  ------------
                                                                                                     1,122,842
                                                                                                  ------------
  Korea (0.1%)
     Korea Composite Index, 09/24/95 +                                             1,500,000           338,550
                                                                                                  ------------
  Mexico (0.0%)
     Mexican Index, 09/95 +                                                               48             1,200
     Mexican Inmex, 03/29/96 +                                                        62,434             1,249
                                                                                                  ------------
                                                                                                         2,449
                                                                                                  ------------
TOTAL OPTIONS (Cost $1,626,261)                                                                      1,463,841
                                                                                                  ------------

CONVERTIBLE BONDS/NOTES (4.3%)
                                                                                         PAR
                                                                                         ---
  Argentina (0.3%)
     Banco De Galicia 7.00%, 08/01/02                                           $  1,574,000         1,101,800
                                                                                                  ------------
  Australia (0.2%)
     BTR Nylex 9.00%, 11/30/49                                               (C)  11,200,000           888,010
                                                                                                  ------------
  India (0.1%)
     Reliance Industries Ltd. 3.50%, 11/03/99                                   $    500,000           505,000
                                                                                                  ------------
  Japan (1.8%)
     Matsushita Electric Works Ltd. 2.70%, 05/31/02                          (B) 501,000,000         6,650,179
                                                                                                  ------------

                            See Accompanying Notes to Financial Statements.
8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                         PAR         VALUE
                                                                                         ---         -----

CONVERTIBLE BONDS/NOTES (CONT'D)
  New Zealand (0.2%)
     Brierley Investments Ltd. 9.00%, 06/30/98                               (A)   1,028,875      $    705,967
                                                                                                  ------------
  Taiwan (1.7%)
     United Microelectronics Corp. 1.25%, 06/08/04                              $  1,790,000         2,814,775
     Yang Ming Marine Transport Corp. 2.00%, 10/06/01                              3,372,000         3,456,300
                                                                                                  ------------
                                                                                                     6,271,075
                                                                                                  ------------
TOTAL CONVERTIBLE BONDS/NOTES (Cost $14,556,972)                                                    16,122,031
                                                                                                  ------------


SHORT-TERM INVESTMENTS (7.2%)
    Repurchase agreement with State Street Bank & Trust Co. dated 04/28/95 at 5.87% to be repurchased at $27,144,272 on 05/01/95. (Collateralized by $27,470,000 U.S. Treasury Note 6.25%, due 08/31/96, with a market
    value of $27,676,025.) (Cost $27,131,000)                                     27,131,000        27,131,000
                                                                                                  ------------
TOTAL INVESTMENTS AT VALUE (100.4%) (Cost $361,306,297*)                                           376,547,835
OTHER LIABILITIES IN EXCESS OF ASSETS (0.4%)                                                       (1,458,789)
                                                                                                  ------------
NET ASSETS (100.0%) (applicable to 26,495,950 shares)                                             $375,089,046
                                                                                                  ------------
                                                                                                  ------------
NET ASSET VALUE, offering and redemption price per share
  ($375,089,046[div]26,495,950)                                                                         $14.16
                                                                                                        ------
                                                                                                        ------

+ Non-income producing security.
* Also cost for Federal income tax purposes.


  Unless as otherwise indicated below, all Convertible Bonds/Notes are denominated in $U.S.

(A) Denominated in New Zealand Dollars.
(B) Denominated in Japanese Yen.
(C) Denominated in Australian Dollars.

                            See Accompanying Notes to Financial Statements.
                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $431,424)                                           $  2,592,602
     Interest                                                                                           1,173,175
                                                                                                     ------------

          Total investment income                                                                       3,765,777
                                                                                                     ------------
EXPENSES:
     Investment advisory                                                                                1,276,260
     Administrative services                                                                              343,860
     Audit                                                                                                 10,989
     Custodian/Sub-custodian                                                                              164,491
     Directors                                                                                              3,719
     Insurance                                                                                              4,194
     Legal                                                                                                  9,918
     Organizational                                                                                        10,561
     Printing                                                                                               9,518
     Registration                                                                                          66,274
     Transfer agent                                                                                        16,255
     Miscellaneous                                                                                          4,998
                                                                                                     ------------
                                                                                                        1,921,037

     Less fees waived                                                                                    (405,478)
                                                                                                     ------------

          Total expenses                                                                                1,515,559
                                                                                                     ------------

               Net investment income                                                                    2,250,218
                                                                                                     ------------

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:

     Net realized loss from security transactions                                                      (6,965,517)
     Net realized gain from foreign currency related items                                                686,529
     Net change in unrealized appreciation (depreciation) from investments and
       foreign currency related items                                                                 (23,573,523)
                                                                                                     ------------
               Net realized and unrealized loss from investments and
                 foreign currency related items                                                       (29,852,511)
                                                                                                     ------------

               Net decrease in net assets resulting from operations                                  $(27,602,293)
                                                                                                     ------------
                                                                                                     ------------

                            See Accompanying Notes to Financial Statements.
10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   For the Six
                                                                                   Months Ended         For the
                                                                                  April 30, 1995       Year Ended
                                                                                   (Unaudited)      October 31, 1994
                                                                                  --------------    ----------------

FROM OPERATIONS:

     Net investment income                                                         $   2,250,218      $  1,276,813
     Net realized gain (loss) from security transactions                              (6,965,517)       11,710,325
     Net realized gain (loss) from foreign currency related items                        686,529          (456,151)
     Net change in unrealized appreciation (depreciation) from investments and
       foreign currency related items                                                (23,573,523)       22,452,714
                                                                                  --------------    ----------------
          Net increase (decrease) in net assets resulting from operations            (27,602,293)       34,983,701
                                                                                  --------------    ----------------

FROM DISTRIBUTIONS:

     Dividends from net investment income                                             (3,614,604)         (526,855)
     Distributions from capital gains                                                (11,710,991)       (1,146,187)
                                                                                  --------------    ----------------
          Net decrease from distributions                                            (15,325,595)       (1,673,042)
                                                                                  --------------    ----------------

FROM CAPITAL SHARE TRANSACTIONS:

     Proceeds from sale of shares                                                     99,767,308       196,715,545
     Reinvested dividends                                                             13,607,234         1,270,243
     Net asset value of shares redeemed                                              (26,654,820)       (9,279,255)
                                                                                  --------------    ----------------
          Net increase in net assets from capital share
            transactions                                                              86,719,722       188,706,533
                                                                                  --------------    ----------------
          Net increase in net assets                                                  43,791,834       222,017,192

NET ASSETS:

     Beginning of period                                                             331,297,212       109,280,020
                                                                                  --------------    ----------------

     End of period                                                                 $ 375,089,046      $331,297,212
                                                                                  --------------    ----------------
                                                                                  --------------    ----------------

                            See Accompanying Notes to Financial Statements.
                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                        For the Six      For the Year Ended       September 1, 1992
                                                        Months Ended         October 31,          (Commencement of
                                                       April 30, 1995    ---------------------    Operations) through
                                                        (Unaudited)      1994         1993        October 31, 1992
                                                        ------------    -------    ----------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $16.34       $ 13.49      $ 9.62            $ 10.00
                                                        ------------    -------    ----------          -------
     Income from Investment Operations:
     Net Investment Income                                    .12           .17         .10                .02
     Net Gain (Loss) from Securities and Foreign
       Currency Related Items (both realized and
       unrealized)                                          (1.55)         2.87        3.87               (.40)
                                                        ------------    -------    ----------          -------
          Total From Investment Operations                  (1.43)         3.04        3.97               (.38)
                                                        ------------    -------    ----------          -------
     Less Distributions:
     Dividends from net investment income                    (.18)         (.07)       (.10)               .00
     Distributions from capital gains                        (.57)         (.12)        .00                .00
                                                        ------------    -------    ----------          -------
          Total Distributions                                (.75)         (.19)       (.10)               .00
                                                        ------------    -------    ----------          -------
NET ASSET VALUE, END OF PERIOD                             $14.16       $ 16.34      $13.49            $  9.62
                                                        ------------    -------    ----------          -------
                                                        ------------    -------    ----------          -------

Total Return                                               (17.10%)*      22.62%      41.61%            (20.69%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                         $375,089       $331,297   $109,280            $18,613
Ratios to average daily net assets:
     Operating expenses                                       .95%*         .95%        .95%               .95%*
     Net investment income                                   1.41%*         .59%        .75%              1.22%*
     Decrease reflected in above expense ratios due
       to waivers/reimbursements                              .25%*         .29%        .44%               .85%*
Portfolio turnover rate                                     25.43%*       19.34%      19.40%             50.16%

* Annualized

12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     Warburg Pincus Institutional Fund, Inc. (the 'Fund') is an open-end management investment company and currently offers two managed investment funds (the 'Portfolios'): the International Equity Portfolio, which commenced operations on September 1, 1992, which seeks long-term capital appreciation by investing in equity securities of principally non-United States issuers; and the Global Fixed Income Portfolio, which as of April 30, 1995 had not commenced operations, which seeks to maximize total investment return consistent with prudent investment management while preserving capital by investing in investment grade fixed income securities of issuers throughout the world, including United States issuers.

     The net asset values of the Portfolios are determined daily as of the close of regular trading on the New York Stock Exchange. The Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which attempts to approximate market value.

     The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific indentification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, are declared annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     The Fund intends to continue to comply with the special provisions of the Internal Revenue Code available to investment companies and therefore no Federal income tax provision is required.

     Costs incurred by the Portfolios in connection with their organization have been deferred and are amortized over a period of five years from the date of each Portfolio's commencement of operations.

                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

     Each Portfolio may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Portfolio's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Counsellors'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as the Portfolios' investment adviser. The International Equity Portfolio pays Counsellors an investment advisory fee calculated at an annual rate of .80% of the Portfolio's average daily net assets. For the six months ended April 30, 1995, Counsellors earned $1,276,260 for investment advisory services to the International Equity Portfolio, of which $352,604 was voluntarily waived. The Global Fixed Income Portfolio will pay Counsellors an investment advisory fee calculated at an annual rate of .65% of the Portfolio's average daily net assets.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Counsellors, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC
Bank  Corp.   ('PNC'),  serve   as  the   Fund's  co-administrators.   For   its
administrative  services, CFSI  receives a fee  calculated at an  annual rate of
 .10% of the Fund's average daily net assets. For the six months ended April 30, 1995, CFSI earned $159,533 in administrative services fees. For the six months ended April 30, 1995, PFPC earned $184,327 and voluntarily waived $52,874 in administrative services fees.

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Counsellors, acts as distributor of the International Equity Portfolio's shares. No compensation is payable by the International Equity Portfolio to CSI for its distribution services.

3. INVESTMENTS IN SECURITIES

     The International Equity Portfolio's purchases and sales of investment securities for the six months ended April 30, 1995 (excluding short-term investments) were $110,048,718 and $37,695,785, respectively.

     At April 30, 1995, with respect to the International Equity Portfolio, the net unrealized appreciation from investments of $15,241,538 was comprised of appreciation of $39,391,026 for those securities having an excess of value over cost, and depreciation of $24,149,488 for those securities having an excess of cost over value (based on cost for Federal income tax purposes).

4. FOREIGN FORWARD CURRENCY CONTRACTS

     The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts

14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolios may enter into forward contracts for hedging purposes or to increase income and total return. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At April 30, 1995, the Fund had the following open forward foreign currency contract and had recorded an unrealized loss of $284,063:


      SETTLEMENT             CURRENCY                     CURRENCY
         DATE                 BOUGHT                        SOLD
      ----------      ----------------------      ------------------------

       06/21/95       9,400,000 U.S. Dollars      807,554,000 Japanese Yen

5. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to three billion full and fractional shares of beneficial interest of separate series having a $.001 par value per share. Shares of two series have been authorized, which constitute the interest in the Portfolios.

     Transactions in shares of the International Equity Portfolio were as follows:

                                                                          For the Six
                                                                          Months Ended        For the
                                                                         April 30, 1995      Year Ended
                                                                          (Unaudited)     October 31, 1994
                                                                         --------------   ----------------

Shares sold                                                                 7,119,069        12,686,666
Shares issued to shareholders on reinvestment of dividends                    939,078            85,000
Shares redeemed                                                            (1,831,230)         (603,362)
                                                                         --------------   ----------------
Net increase in shares outstanding                                          6,226,917        12,168,304
                                                                         --------------   ----------------
                                                                         --------------   ----------------

6. NET ASSETS

     Net assets of the International Equity Portfolio at April 30, 1995, consisted of the following:

Capital contributed, net                                                                 $367,175,798
Accumulated net investment income                                                           2,541,665
Accumulated net realized loss from security transactions                                   (9,601,309)
Net unrealized appreciation from investments and foreign currency related items            14,972,892
                                                                                         ------------
Net assets                                                                               $375,089,046
                                                                                         ------------
                                                                                         ------------

                                                                              15
--------------------------------------------------------------------------------

                                [LETTERHEAD OF COOPERS & LYBRAND L.L.P.]


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Warburg, Pincus Institutional Fund, Inc.

We have audited the accompanying Statement of Assets and Liabilities of Warburg, Pincus Institutional Fund, Inc. - Small Company Growth Portfolio (the "Fund") as of August 8, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Warburg, Pincus Institutional Fund, Inc. - Small Company Growth Portfolio as of August 8, 1995 in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
August 11, 1995

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                        SMALL COMPANY GROWTH PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                             as of August 8, 1995







Assets:

          Cash                                    $ 1,000

          Deferred Organizational Costs            45,000

          Total Assets                            $46,000



Liabilities:

          Accrued Organizational Costs             45,000

          Net Assets                               $1,000


Net Asset Value, Redemption and
  Offering Price Per Share (one billion
  shares authorized - $.001 per share)
  applicable to 100 shares outstanding.            $10.00

















 The accompanying notes are an integral part of this financial statement.

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                        Small Company Growth Portfolio
                         Notes to Financial Statements
                                August 8, 1995


1.   Organization:

     Warburg, Pincus Institutional Fund, Inc. (the "Fund") was organized on May 13, 1992 under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company currently consisting of shares of three series: International Equity Portfolio, Global Fixed Income Portfolio, and Small Company Growth Portfolio. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Small Company Growth Portfolio (the "Portfolio") has not commenced operations except those related to organizational matters and the sale of 100 shares ("Initial Shares") of common stock to Warburg, Pincus Counsellors, Inc., the Fund's investment adviser (the "Adviser").

2.   Organizational Costs and Transactions with Affiliates:

     Organizational costs have been capitalized by the Portfolio and are being amortized over sixty months commencing with operations. In the event any of the Initial Shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by unamortized organizational costs in the same ratio as the number of Initial Shares outstanding at the time of redemption.

     Certain officers and directors of the Fund are also officers of the Adviser. Such officers and directors are paid no fees by the Fund for serving as officers or directors of the Fund.

                      [LETTERHEAD OF COOPERS & LYBRAND L.L.P.]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholder and Board of Directors of Warburg, Pincus Institutional Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Warburg, Pincus Institutional Fund, Inc. - Global Fixed Income Portfolio (the "Fund") as of February 14, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Warburg, Pincus Institutional Fund, Inc. - Global Fixed Income Portfolio as of February 14, 1995 in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 14, 1995

                    WARBURG, PINCUS INSTUTIONAL FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                            as of February 14, 1995



                                                       Global Fixed
                                                          Income
                                                         Portfolio


Assets:

          Cash                                              $ 1,000
          Deferred Organizational Costs                      25,000
                                                            -------
          Total Assets                                      $26,000


Liabilities:

          Payable to International Equity Portfolio          25,000
                                                            -------
          Net Assets                                        $ 1,000
                                                            --------
                                                            --------
Net Asset Value, Redemption and Offering
          Price Per Share (1 billion shares
          authorized - $.001 par value)
          applicable to 100 shares outstanding.             $10.00
                                                            -------
                                                            -------






    The accompanying notes are an integral part of the financial statement.

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                         Global Fixed Income Portfolio
                         Notes to Financial Statements
                               February 14, 1995



1.   Organization:

     Warburg, Pincus Institutional  Fund, Inc. (the  "Fund") was organized  on
     May 13, 1992 under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of shares of two
     series  -  International   Equity  Portfolio  and  Global   Fixed  Income
     Portfolio. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Global Fixed Income Portfolio (the "Portfolio") has not commenced operations except those related to organizational matters and the sale of an aggregate of 100 shares ("initial shares") of beneficial interest to E.M. Warburg, Pincus & Co., Inc. on July 28, 1992. Subsequent to the sale of shares to E.M. Warburg Pincus & Co., Inc., the initial shares were transferred to Warburg, Pincus Counsellors, Inc., the Fund's Investment Adviser (the "Adviser").

2.   Organizational Costs and Transactions with Affiliates:

     Organizational costs have been capitalized by the Portfolio and will be amortized over sixty months commencing with operations. In the event any of the initial shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

     Certain directors and officers of the Fund are also officers of the Adviser. Such directors and officers are paid no fees by the Fund for serving as directors or officers of the Fund.

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                              as of July 31, 1995
                                  (Unaudited)



                                                       Global Fixed
                                                          Income
                                                         Portfolio
                                                       ------------
Assets:

     Cash                                                  $  1,000
     Deferred Organizational Costs                           25,000
                                                           --------
     Total Assets                                          $ 26,000


Liabilities:

     Payable to International Equity Portfolio             $ 25,000
                                                            -------
     Net Assets                                            $  1,000
                                                             ------
                                                             ------
Net Asset Value, Redemption and Offering
     Price Per Share (1 billion shares
     authorized - $.001 par value)
     applicable to 100 shares outstanding.                  $10.00
                                                            ------
                                                            ------











    The accompanying notes are an integral part of the financial statement.

                   WARBURG, PINCUS INSTITUTIONAL FUND, INC.
                         Global Fixed Income Portfolio
                         Notes to Financial Statements
                                  (Unaudited)
                                 July 31, 1995



1.   Organization:

     Warburg, Pincus Institutional Fund, Inc. (the "Fund") was organized on May 13, 1992 under the laws of the State of Maryland. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company consisting of shares of three series - International Equity Portfolio, Small Company Growth Portfolio and Global Fixed Income Portfolio. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Global Fixed Income Portfolio (the "Portfolio") has not commenced operations except those related to organizational matters and the sale of an aggregate of 100 shares ("initial shares") of beneficial interest to E.M. Warburg, Pincus & Co., Inc. on July 28, 1992. Subsequent to the sale of shares to E.M. Warburg Pincus & Co., Inc., the initial shares were transferred to Warburg, Pincus Counsellors, Inc., the Fund's Investment Adviser (the "Adviser").

2.   Organizational Costs and Transactions with Affiliates:

     Organizational costs have been capitalized by the Portfolio and will be amortized over sixty months commencing with operations. In the event any of the initial shares of the Portfolio are redeemed by any holder thereof during the period that the Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

     Certain directors and officers of the Fund are also officers of the Adviser. Such directors and officers are paid no fees by the Fund for serving as directors or officers of the Fund.

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statement and Exhibits

     (a)  Financial Statements -- International Equity Portfolio

          (1)  Financial Statements included in Part A
               (a)  Financial Highlights

          (2)  Audited Financial Statements included in Part B
               (a)  Report of Coopers & Lybrand L.L.P., Independent Auditors
               (b)  Statement of Net Assets at October 31, 1994
               (c)  Statement of Operations for the year ended October 31,
                    1994
               (d) Statement of Changes in Net Assets for the years ended October 31, 1994 and October 31, 1993
               (e) Financial Highlights (for a share of the International Equity Portfolio outstanding throughout each period) for the period from September 1, 1992 through October 31, 1992 and for the years ended October 31, 1993 and October 31, 1994
               (f)  Notes to Financial Statements

          (3)  Unaudited Financial Statements included in Part B

               (a)  Statement of Net Assets at April 30, 1995
               (b)  Statement of Operations for the six months ended April 30,
                    1995
               (c) Statement of Changes in Net Assets for the year ended October 31, 1994 and the six months ended April 30, 1995
               (d) Financial Highlights (for a share of the International Equity Portfolio outstanding throughout each period) for the period from September 1, 1992 through October 31, 1992, for the years ended October 31, 1993 and October 31, 1994 and for the six months ended April 30, 1995
               (e)  Notes to Financial Statements

     (b)  Financial Statements included in Part B -- Small Company Growth
          Portfolio

          (1)  Report of Coopers & Lybrand L.L.P., Independent Auditors

          (2)  Statement of Assets and Liabilities as of August 8, 1995

          (3)  Notes to Financial Statements

     (c)  Financial Statements included in Part B -- Global Fixed Income
          Portfolio

          (1)  Report of Coopers & Lybrand L.L.P., Independent Auditors

          (2) Statement of Assets and Liabilities as of February 14, 1995 and Notes to Financial Statements (audited)

          (3) Statement of Assets and Liabilities as of July 31, 1995 and Notes to Financial Statements (unaudited)

     (d)  Exhibits:

Exhibit No.         Description of Exhibit
-----------         ----------------------

     1(a)           Articles of Incorporation.(1)

      (b)           Articles of Amendment.(1)

      (c)           Articles Supplementary.(1)

     2              By-Laws.(1)

     3              Not applicable.

     4              Registrant's Forms of Stock Certificates.(1)

     5(a)           Investment Advisory Agreement--International Equity
                    Portfolio.(1)

      (b)           Investment Advisory Agreement--Small Company Growth
                    Portfolio.(1)

      (c)           Investment Advisory Agreement--Global Fixed Income
                    Portfolio.(1)



------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (the "Commission") on August 18, 1995.

Exhibit No.         Description of Exhibit
-----------         ----------------------

     6(a)           Form of Distribution Agreement.(2)

      (b) Form of Distribution Agreement pertaining to the Small Company Growth Portfolio.(1)

     7              Not applicable.

     8(a)           Custodian Agreement with PNC Bank, National
                    Association.(3)

      (b) Custody Agreement with Fiduciary Trust Company-- International Equity Portfolio.(3)

      (c)           Amendment to Custody Agreement with
                    Fiduciary--International Equity Portfolio.(3)

      (d)           Custody Agreement with Fiduciary--Global Fixed Income
                    Portfolio.(3)

      (e) Amendment to Custody Agreement with Fiduciary--Global Fixed Income Portfolio.(3)

      (f) Form of Custodian Contract with State Street Bank and Trust Company ("State Street")--Small Company Growth Portfolio.(4)

     9(a)           Form of Transfer Agency Agreement.(4)

      (b) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of


------------------------
(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840)

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 26, 1992.

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125)

Exhibit No.         Description of Exhibit
-----------         ----------------------

                    the Small Company Growth Portfolio under the Transfer Agency Agreement.(1)

      (c) Form of Co-Administration Agreements with Counsellors Funds Service, Inc.(4)

      (d)           Form of Co-Administration Agreements with PFPC Inc.(4)

    10(a) Opinion of Willkie Farr & Gallagher, counsel to the Fund, with respect to shares of the International Equity and Global Fixed Income Portfolios.(5)

      (b) Opinion of Willkie Farr & Gallagher relating to establishment of the Small Company Growth Portfolio.(1)

      (c)           Consent of Willkie Farr & Gallagher.

    11(a)           Consent of Coopers & Lybrand L.L.P., Independent Auditors.

      (b)           Consent of Ernst & Young LLP, Independent Auditors.

    12              Not applicable.

    13(a) Purchase Agreement pertaining to the International Equity Portfolio and Global Fixed Income Portfolio.(1)

    13(b) Form of Purchase Agreement pertaining to the Small Company Growth Portfolio.(1)

    14              Retirement Plans.(6)

    15              Not applicable.



------------------------
(5) Incorporated by reference to Opinion of Willkie Farr & Gallagher filed with Registrant's Rule 24f-2 Notice filed on December 29, 1994.

(6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

Exhibit No.         Description of Exhibit
-----------         ----------------------

  16 Schedule for Computation of Total Return Performance Quotation for the International Equity Portfolio.(1)

  17           Financial Data Schedule.


Item 25. Persons Controlled by or Under Common Control with Registrant

          Warburg, Pincus Counsellors, Inc. ("Warburg"), Registrant's investment adviser, may be deemed a controlling person of Registrant because it possesses or shares investment or voting power with respect to more than 25% of the outstanding securities of Registrant. E.M. Warburg, Pincus & Co., Inc. controls Warburg through its ownership of a class of voting preferred stock of Warburg. John L. Furth, director of the Fund, and Lionel I. Pincus may be deemed to be controlling persons of the Fund because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

Item 26.  Number of Holders of Securities

                                        Number of Record Holders
               Title of Class           as of September 30, 1995
               --------------           ------------------------

          International Equity Portfolio-         284
          shares of common stock
          par value $.001 per share

          Small Company Growth Portfolio-           1
          shares of common stock
          par value $.001 per share

          Global Fixed Income Portfolio-            1
          shares of common stock
          par value $.001 per share

Item 27.  Indemnification

          Registrant, officers and directors or trustees of Counsellors, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on June 21, 1995.

Item 28.  Business and Other Connections of
          Investment Adviser

          Warburg, a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.  Principal Underwriter

          (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc.; Warburg, Pincus Capital Appreciation Fund; Warburg, Pincus Cash Reserve Fund; Warburg, Pincus Emerging Growth Fund; Warburg, Pincus Emerging Markets Fund; Warburg, Pincus Fixed Income Fund; Warburg, Pincus Global Fixed Income Fund; Warburg, Pincus Institutional Fund, Inc.; Warburg, Pincus Intermediate Maturity Government Fund; Warburg, Pincus International Equity Fund; Warburg, Pincus Japan OTC Fund; Warburg, Pincus New York Intermediate Municipal Fund; Warburg, Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg, Pincus Short-Term Tax-Advantaged Bond Fund; and Warburg, Pincus Trust.

          (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

          (c)  None.

Item 30.  Location of Accounts and Records

          (1)  Warburg, Pincus Institutional Fund, Inc.
               466 Lexington Avenue
               New York, New York  10017-3147
               (Fund's Articles of Incorporation, by-laws and minute books)

          (2)  Warburg, Pincus Counsellors, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147

               (records relating to its functions as investment adviser)

          (3)  PFPC Inc.
               400 Bellevue Parkway
               Wilmington, Delaware  19809
               (records relating to its functions as co-administrator)

          (4)  Counsellors Funds Service, Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as co-administrator)

          (5)  Fiduciary Trust Company International
               Two World Trade Center
               New York, New York  10048
               (records relating to its functions as custodian)

          (6)  State Street Bank and Trust Company
               225 Franklin Street
               Boston, Massachusetts  02110
               (records relating to its functions as custodian, transfer agent and dividend disbursing agent)

          (7)  PNC Bank, National Association
               Broad and Chestnut Streets
               Philadelphia, Pennsylvania 19101
               (records relating to its functions as custodian)

          (8)  Counsellors Securities Inc.
               466 Lexington Avenue
               New York, New York 10017-3147
               (records relating to its functions as distributor)

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings.


          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 31st day of October, 1995.

                                        WARBURG, PINCUS
                                        INSTITUTIONAL FUND, INC.

                                        By:/s/ John L. Furth
                                               John L. Furth
                                                 President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                     Title                         Date
---------                     -----                         ----

/s/ John L. Furth            Chairman of the Board
John L. Furth                and President             October 31, 1995

/s/ Stephen Distler          Vice President and        October 31, 1995
Stephen Distler              Chief Financial
                             Officer

/s/ Howard Conroy            Vice President,           October 31, 1995
Howard Conroy                Treasurer and Chief
                             Accounting Officer

/s/ Richard N. Cooper        Director                  October 31, 1995
Richard N. Cooper

/s/ Donald J. Donahue        Director                  October 31, 1995
Donald J. Donahue

/s/ Jack W. Fritz            Director                  October 31, 1995
Jack W. Fritz

/s/ Thomas A. Melfe          Director                  October 31, 1995
Thomas A. Melfe

/s/ Alexander B. Trowbridge  Director                  October 31, 1995
Alexander B. Trowbridge

                               INDEX TO EXHIBITS




Exhibit No.         Description of Exhibit
-----------         ----------------------
     1(a)           Articles of Incorporation.(1)

      (b)           Articles of Amendment.(1)

      (c)           Articles Supplementary.(1)

     2              By-Laws.(1)

     3              Not applicable.

     4              Registrant's Forms of Stock Certificates.(1)

     5(a)           Investment Advisory Agreement--International Equity
                    Portfolio.(1)

      (b)           Investment Advisory Agreement--Small Company Growth
                    Portfolio.(1)

      (c)           Investment Advisory Agreement--Global Fixed Income
                    Portfolio.(1)



------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (the "Commission") on August 18, 1995.

Exhibit No.         Description of Exhibit
-----------         ----------------------

     6(a)           Form of Distribution Agreement.(2)

      (b) Form of Distribution Agreement pertaining to the Small Company Growth Portfolio.(1)

     7              Not applicable.

     8(a)           Custodian Agreement with PNC Bank, National
                    Association.(3)

      (b) Custody Agreement with Fiduciary Trust Company-- International Equity Portfolio.(3)

      (c)           Amendment to Custody Agreement with
                    Fiduciary--International Equity Portfolio.(3)

      (d)           Custody Agreement with Fiduciary--Global Fixed Income
                    Portfolio.(3)

      (e) Amendment to Custody Agreement with Fiduciary--Global Fixed Income Portfolio.(3)

      (f) Form of Custodian Contract with State Street Bank and Trust Company ("State Street")--Small Company Growth Portfolio.(4)

     9(a)           Form of Transfer Agency Agreement.(4)

      (b) Form of Letter Agreement between Registrant and State Street pertaining to inclusion of


------------------------
(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Counsellors Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840)

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 26, 1992.

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125)

Exhibit No.         Description of Exhibit
-----------         ----------------------

                    the Small Company Growth Portfolio under the Transfer Agency Agreement.(1)

      (c) Form of Co-Administration Agreements with Counsellors Funds Service, Inc.(4)

      (d)           Form of Co-Administration Agreements with PFPC Inc.(4)

    10(a) Opinion of Willkie Farr & Gallagher, counsel to the Fund, with respect to shares of the International Equity and Global Fixed Income Portfolios.(5)

      (b) Opinion of Willkie Farr & Gallagher relating to establishment of the Small Company Growth Portfolio.(1)

      (c)           Consent of Willkie Farr & Gallagher.

    11(a)           Consent of Coopers & Lybrand L.L.P., Independent Auditors.

      (b)           Consent of Ernst & Young LLP, Independent Auditors.

    12              Not applicable.

    13(a) Purchase Agreement pertaining to the International Equity Portfolio and Global Fixed Income Portfolio.(1)

    13(b) Form of Purchase Agreement pertaining to the Small Company Growth Portfolio.(1)

    14              Retirement Plans.(6)

    15              Not applicable.



------------------------
(5) Incorporated by reference to Opinion of Willkie Farr & Gallagher filed with Registrant's Rule 24f-2 Notice filed on December 29, 1994.

(6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

Exhibit No.         Description of Exhibit
-----------         ----------------------

  16 Schedule for Computation of Total Return Performance Quotation for the International Equity Portfolio.(1)

  17           Financial Data Schedule.